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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

     REGISTRATION STATEMENT (NO. 33-48783) UNDER THE SECURITIES ACT OF 1933


                         POST-EFFECTIVE AMENDMENT NO. 14


                                       AND

         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940


                                AMENDMENT NO. 15



                         VANGUARD FLORIDA TAX-FREE FUND
         (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                      P.O. BOX 2600, VALLEY FORGE, PA 19482
                     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                           R. GREGORY BARTON, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482


                IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE
           ON MARCH 27, 2002, PURSUANT TO PARAGRAPH (A) OF RULE 485.


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

VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND

INVESTOR SHARES AND ADMIRAL SHARES


MARCH 27, 2002

This prospectus
contains financial data
for the Fund through
the fiscal year ended
November 30, 2001.







Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.


                                                    [THE VANGUARD GROUP(R) LOGO]

VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND

INVESTOR SHARES AND ADMIRAL SHARES

PROSPECTUS


MARCH 27, 2002


A FEDERAL AND FLORIDA STATE TAX-EXEMPT INCOME MUTUAL FUND
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CONTENTS

   1 FUND PROFILE

   4 ADDITIONAL INFORMATION

   4 AN INTRODUCTION TO TAX-EXEMPT INVESTING

   5 MORE ON THE FUND

  11 THE FUND AND VANGUARD

  12 INVESTMENT ADVISER

  12 DIVIDENDS, CAPITAL GAINS, AND TAXES

  14 SHARE PRICE

  14 FINANCIAL HIGHLIGHTS

  17 INVESTING WITH VANGUARD
     17 Buying Shares
     19 Converting Shares
     20 Redeeming Shares
     22 Exchanging Shares
     23 Other Rules You Should Know
     25 Fund and Account Updates
     26 Contacting Vanguard

     GLOSSARY (inside back cover)
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WHY READING THIS PROSPECTUS IS IMPORTANT
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk(R)" explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.
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SHARE CLASSES
Vanguard Florida Long-Term Tax-Exempt Fund offers two separate classes of shares: Investor Shares and Admiral Shares. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.

The Fund's separate share classes have different expenses; as a result, their investment performances will differ.
--------------------------------------------------------------------------------

FUND PROFILE

INVESTMENT OBJECTIVE
The Fund seeks to provide current income that is exempt from both federal income taxes and the Florida intangible personal property tax. The Fund is intended for Florida residents only.


PRIMARY INVESTMENT STRATEGIES
The Fund invests mainly in high-quality municipal bonds issued by Florida state and local governments and regional governmental authorities. Although the Fund has no limitations on the maturity of individual securities, its dollar-weighted average nominal maturity is expected to be between 12 and 25 years. For more information, see "Security Selection" under MORE ON THE FUND.


PRIMARY RISKS

An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range like the fluctuations of the overall bond market. The Fund's performance could be hurt by:

o State-specific risk, which is the chance that the Fund, because it invests primarily in securities issued by Florida and its municipalities, is more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Florida municipal market.
o Interest rate risk, which is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk should be high for the Fund, since it invests mainly in long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds.
o Call risk, which is the chance that during periods of falling interest rates, a bond issuer will "call"--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk should be high for the Fund.
o Credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner. Credit risk should be low for the Fund, because it invests mainly in bonds that are considered high-quality.
o Manager risk, which is the chance that poor security selection will cause the Fund to underperform other funds with similar investment objectives.
o Nondiversification risk, which is the chance that the Fund's performance may be hurt disproportionately by the poor performance of relatively few securities. The Fund is considered nondiversified, which means that it may invest a greater percentage of its assets in the securities of particular issuers as compared with other mutual funds.

PERFORMANCE/RISK INFORMATION
The following bar chart and table are intended to help you understand the risks of investing in the Fund. Both the bar chart and the table present information for the Fund's Investor Shares only, because Admiral Shares were not available during the time periods shown. The bar chart shows how the Fund's performance has varied from one calendar year to another since inception.

2


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                      ANNUAL TOTAL RETURNS--INVESTOR SHARES
--------------------------------------------------------------------------------
                                 1993 -  13.42%
                                 1994 -  -4.72%
                                 1995 -  17.72%
                                 1996 -   4.16%
                                 1997 -   8.94%
                                 1998 -   6.69%
                                 1999 -  -2.76%
                                 2000 -  13.22%
                                 2001 -     **%
--------------------------------------------------------------------------------

     During the period shown in the bar chart, the highest return for a calendar quarter was 00% (quarter ended mmddyyyy), and the lowest return for a quarter was 00% (quarter ended mmddyyyy).

     The table shows how the Fund's average annual total returns compare with those of a relevant market index. The table also presents the impact of taxes on the Fund's returns. To calculate these figures, we use the highest individual federal income and capital gains tax rates in effect at the time of each distribution, but we do not take into consideration state or local income taxes.

     In certain cases the figure representing "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. A higher after-tax return results when a capital loss occurs upon redemption and translates into an assumed tax deduction that benefits the shareholder. Please note that your after-tax returns depend on your tax situation and may differ from those shown.

     Also note that if you own the Fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to your investment, because such accounts are only subject to taxes upon distribution.

     Finally, keep in mind that the Fund's performance--whether before taxes or after taxes--does not indicate how it will perform in the future.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS                     PERIODS ENDED DECEMBER 31, 2001
                                                                          SINCE
                                              1 YEAR     5 YEARS      INCEPTION*
                                          --------------------------------------
VANGUARD FLORIDA LONG-TERM TAX-EXEMPT FUND
INVESTOR SHARES
 Return Before Taxes                             .%         .%            .%
 Return After Taxes on Distributions             .          .             .
 Return After Taxes on Distributions and         .          .             .
  Sale of Fund Shares
LEHMAN BROTHERS MUNICIPAL BOND INDEX
 (reflects no deduction for fees,                .          .             .
 expenses, or taxes)
--------------------------------------------------------------------------------
*September 1, 1992
--------------------------------------------------------------------------------

FEES AND EXPENSES
The following table describes the fees and expenses you may pay if you buy and hold Investor Shares or Admiral Shares of the Fund. The expenses shown under Annual Fund Operating Expenses are based on estimated amounts for the current fiscal year.

                                                      INVESTOR        ADMIRAL
                                                        SHARES         SHARES
                                               -----------------     ----------
SHAREHOLDER FEES (fees paid directly from your investment)
Sales Charge (Load) Imposed on Purchases:                 None           None
Sales Charge (Load) Imposed on Reinvested                 None           None
Dividends:
Redemption Fee:                                           None*          None*
Exchange Fee:                                             None           None

ANNUAL FUND OPERATING EXPENSES (expenses deducted from the Fund's assets)
Management Expenses:                                       00%            00%
12b-1 Distribution Fee:                                   None           None
Other Expenses:                                            00%            00%
 TOTAL ANNUAL FUND OPERATING EXPENSES:                     00%            00%
--------------------------------------------------------------------------------
*A $5 fee applies to wire redemptions under  $5,000.
--------------------------------------------------------------------------------

     The following examples are intended to help you compare the cost of investing in the Fund's Investor Shares or Admiral Shares with the cost of investing in other mutual funds. They illustrate the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. These examples assume that the Fund provides a return of 5% a year and that operating expenses match our estimates. The results apply whether or not you redeem your investment at the end of the given period.

--------------------------------------------------------------------------------
                       1 YEAR      3 YEARS     5 YEARS    10 YEARS
--------------------------------------------------------------------------------
Investor Shares         $00         $00         $00         $00
Admiral Shares           00          00          00          00
--------------------------------------------------------------------------------

     THESE EXAMPLES SHOULD NOT BE CONSIDERED TO REPRESENT ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE. ACTUAL FUTURE EXPENSES MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

4

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ADDITIONAL INFORMATION

DIVIDENDS AND CAPITAL GAINS                 CONVERSION FEATURES
Dividends are declared daily and            Investor Shares--May be converted to
distributed on the first business           Admiral Shares if you meet certain
day of each month; capital gains, if        account balance and tenure x
any, are distributed annually in            since inception
December.                                   Admiral Shares--Will be converted to
                                            Investor Shares if you are no longer
                                            eligible for Admiral Shares

INVESTMENT ADVISER
The Vanguard Group, Valley Forge, Pa.,      NEWSPAPER ABBREVIATION
since inception                             Investor Shares--FLLT
                                            Admiral Shares--FLLTAdml

INCEPTION DATE                              VANGUARD FUND NUMBER
Investor Shares--September 1, 1992          Investor Shares--018
Admiral Shares--November 12, 2001           Admiral Shares--518


NET ASSETS (ALL SHARE CLASSES) AS OF        CUSIP NUMBER
NOVEMBER 30, 2001                           Investor Shares--922033105
$. million                                  Admiral Shares--922033204


                                            TICKER SYMBOL
                                            Investor Shares--VFLTX
SUITABLE FOR IRAS                           Admiral Shares--VFLRX
No (both classes of shares)

MINIMUM INITIAL INVESTMENT
 Investor Shares--$3,000; $1,000
for custodial accounts for minors
 Admiral Shares--$250,000
--------------------------------------------------------------------------------

AN INTRODUCTION TO TAX-EXEMPT INVESTING

TAXABLE VERSUS TAX-EXEMPT FUNDS
Tax-exempt funds provide income that is exempt from federal taxes and, in the case of state tax-exempt funds, from state taxes as well. This fund is not for everyone; it is best-suited for Florida residents who are income-oriented investors in a high tax bracket and who are subject to the Florida intangible personal property tax. Yields on tax-exempt bonds are typically lower than those on taxable bonds, so investing in a tax-exempt fund makes sense only if you stand to save more in taxes than you would earn as additional income while invested in a taxable fund.

     To determine whether a state tax-exempt fund--such as Vanguard Florida Long-Term Tax-Exempt Fund--makes sense for you, compute the tax-exempt fund's taxable equivalent yield. This figure enables you to take taxes into account when comparing your potential return on a tax-exempt fund with the potential return on a taxable fund.

     To compute the taxable equivalent yield, divide the fund's tax-exempt yield by the difference between 100% and your federal tax bracket. For example, if you are in the 36% tax bracket, and can earn a tax-exempt yield of 5%, the taxable equivalent yield would be 7.81% (5% divided by 64% [100% - 36%]). In this example, you would choose the state tax-exempt fund if its taxable equivalent yield of 7.81% were greater than the yield of a similar, though taxable, investment.

     Remember that we have used an assumed tax bracket in this example. Make sure to verify your actual tax bracket before calculating taxable equivalent yields of your own. Also, note that our example doesn't reflect the tax savings that a Florida investor would realize by investing in a fund that is exempt from the Florida intangible personal property tax.

     THERE'S NO GUARANTEE THAT ALL OF A TAX-EXEMPT FUND'S INCOME WILL REMAIN EXEMPT FROM FEDERAL OR STATE TAXES. INCOME FROM MUNICIPAL BONDS HELD BY A FUND COULD BE DECLARED TAXABLE DUE TO UNFAVORABLE CHANGES IN TAX LAWS, ADVERSE INTERPRETATIONS BY THE INTERNAL REVENUE SERVICE (IRS) OR STATE TAX AUTHORITIES, OR NON-COMPLIANT CONDUCT OF A BOND ISSUER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                        INTANGIBLE PERSONAL PROPERTY TAX
While some states, including Florida, do not have a state personal income tax, they do impose an intangible personal property tax on certain financial assets, including shares of mutual funds. Unlike other state and local taxes, which are assessed on income and capital gains from mutual fund shares, the intangible personal property tax is based on the net asset value of the shares themselves. In other words, you pay taxes on the shares and not on the income.
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for daily fluctuations in the securities markets. Look for this [FLAG] LOGO symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.


     The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental.

     Finally, you'll find information on other important features of the Fund.

MARKET EXPOSURE
The Fund invests mainly in Florida state and local municipal bonds that provide tax-exempt income. As a result, it is subject to certain risks.

     Because the Fund invests primarily in securities issued by Florida and its municipalities, it is more vulnerable to unfavorable developments in Florida than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on the overall Florida municipal market.

6

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                                PLAIN TALK ABOUT
                            BONDS AND INTEREST RATES
As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.
--------------------------------------------------------------------------------

[FLAG] THE FUND IS SUBJECT TO INCOME  RISK,  WHICH IS THE CHANCE THAT THE FUND'S
     DIVIDENDS (INCOME) WILL DECLINE BECAUSE OF FALLING INTEREST RATES. INCOME RISK IS GENERALLY GREATEST FOR SHORT-TERM BONDS AND LEAST FOR LONG-TERM BONDS.

     Changes in interest rates can affect bond prices as well as bond income.

[FLAG] THE FUND IS SUBJECT TO INTEREST RATE RISK,  WHICH IS THE CHANCE THAT BOND
     PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN LONG PERIODS BECAUSE OF RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE LOW FOR SHORT-TERM BOND FUNDS, MODERATE FOR INTERMEDIATE-TERM BOND FUNDS, AND HIGH FOR LONG-TERM BOND FUNDS.

     Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

     To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on a non-callable bond with a face value of $1,000.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT THE
                             VALUE OF A $1,000 BOND
--------------------------------------------------------------------------------
                         AFTER A 1%   AFTER A 1%   AFTER A 2%    AFTER A 2%
TYPE OF BOND (MATURITY)   INCREASE     DECREASE     INCREASE      DECREASE
--------------------------------------------------------------------------------
5.00%/15 years              $902        $1,112        $816         $1,240
--------------------------------------------------------------------------------

     These figures are for illustration only; you should not regard them as an indication of future returns from the municipal bond market as a whole or the Fund in particular.

     While falling interest rates tend to strengthen bond prices, they can cause another sort of problem for bond investors-bond calls.

[FLAG] BECAUSE IT INVESTS  IN BONDS  THAT ARE  CALLABLE,  THE FUND IS SUBJECT TO
     CALL RISK, WHICH IS THE CHANCE THAT DURING PERIODS OF FALLING INTEREST RATES A BOND ISSUER WILL CALL--OR REPAY--A HIGHER-YIELDING BOND BEFORE ITS MATURITY DATE. THE FUND WOULD LOSE THE OPPORTUNITY FOR ADDITIONAL PRICE APPRECIATION, AND WOULD BE FORCED TO REINVEST THE UNANTICIPATED PROCEEDS AT LOWER INTEREST RATES. AS A RESULT, THE FUND WOULD EXPERIENCE A DECLINE IN INCOME AND THE POTENTIAL FOR TAXABLE CAPITAL GAINS.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 BOND MATURITIES
A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than 1 year (short-term) to more than 30 years (long-term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher interest income; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

     Longer-term bonds, like those held by the Fund, generally have "call protection," which is assurance to investors that a bond will not be called for a certain length of time.

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                                PLAIN TALK ABOUT
                                 CALLABLE BONDS
Although bonds are issued with clearly defined maturities, a bond issuer may be able to redeem, or call, a bond earlier than its maturity date. The bondholder must now replace the bond with a bond that may have a lower yield than the original. One way for bond investors to protect themselves against call risk is to purchase a bond early in its lifetime, long before its call date. Another way is to buy bonds with low coupons, which make them less likely to be called.
--------------------------------------------------------------------------------

SECURITY SELECTION
The Fund invests mainly in municipal bonds issued by Florida state and local governments, as well as by regional governmental and public financing authorities (and, possibly, by certain U.S. territories). The adviser uses a "top-down" investment management approach. The adviser sets, and periodically adjusts, a duration target for the Fund based upon expectations about the direction of interest rates and other economic factors. The adviser then buys and sells securities to achieve the greatest relative value within the Fund's targeted duration. (For more information on duration, please see the GLOSSARY.)


     As a matter of fundamental policy, the Fund will normally invest at least 80% of its net assets in securities that are exempt from federal and Florida taxes. Up to 20% of the Fund's assets may be invested in securities that are subject to the alternative minimum tax.

8

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                                PLAIN TALK ABOUT
                             ALTERNATIVE MINIMUM TAX
Certain tax-exempt bonds whose proceeds are used to fund private, for-profit organizations are subject to the alternative minimum tax (AMT)--a special tax system designed to ensure that individuals pay at least some federal taxes. Although AMT bond income is exempt from federal income tax, a very limited number of taxpayers who have many tax deductions may have to pay AMT on the income from bonds considered "tax-preference items."
--------------------------------------------------------------------------------

     The Fund has no limitations as to the maturities of the securities in which it invests. However, the Fund is expected to maintain a dollar-weighted average nominal maturity of between 12 and 25 years.

     As a tax-advantaged investment, the Fund is particularly vulnerable to federal and Florida state tax law changes (for instance, if the Internal Revenue Service ruled that the income from certain types of state-issued bonds could no longer be considered tax-exempt).

[FLAG] THE FUND IS  SUBJECT  TO CREDIT  RISK,  WHICH IS THE  CHANCE  THAT A BOND
     ISSUER WILL FAIL TO PAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.


     The Fund tries to minimize credit risk by investing mostly in high-grade securities and by continuously monitoring the credit quality of its holdings. The dollar-weighted average credit quality of the Fund, as rated by Moody's on November 30, 2001, was .. At least 75% of the Fund's assets will be invested in high-grade municipal bonds that have been rated in one of the three highest credit categories by an independent bond-rating agency. The remainder of the Fund may be invested in the fourth highest credit-quality category, except that up to 5% may be invested in bonds that are lower-rated or unrated. The Fund may continue to hold bonds that have been downgraded, even in they would no longer be eligible for purchase by the Fund.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                 CREDIT QUALITY
A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance--in the rating agency's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Bonds rated in one of the four highest rating categories are considered "investment-grade."
--------------------------------------------------------------------------------

[FLAG] BECAUSE THE FUND IS  NONDIVERSIFIED  (WHICH MEANS IT MAY INVEST A GREATER
     PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS AS COMPARED WITH OTHER MUTUAL FUNDS), THE FUND IS SUBJECT TO THE RISK THAT ITS PERFORMANCE MAY BE HURT DISPROPORTIONATELY BY THE POOR PERFORMANCE OF RELATIVELY FEW SECURITIES.

     Even though the Fund is nondiversified, it tries to minimize credit risk by purchasing a wide selection of Florida municipal securities. As a result, there is less chance that the Fund will be hurt significantly by a particular bond issuer's failure to pay either principal or interest.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE CHANCE THAT THE ADVISER
     WILL DO A POOR JOB OF SELECTING SECURITIES.


OTHER INVESTMENT POLICIES AND RISKS

Besides investing in high-quality municipal bonds, the Fund may make certain other kinds of investments to achieve its objective.

[FLAG] THE FUND MAY INVEST, TO A LIMITED EXTENT, IN DERIVATIVES. DERIVATIVES MAY
     INVOLVE  RISKS  DIFFERENT  FROM,  AND  POSSIBLY   GREATER  THAN,  THOSE  OF
     TRADITIONAL INVESTMENTS.


     The Fund may invest in bond (interest rate) futures and options contracts and other types of derivatives. Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a fund. The Fund will not use futures for speculative purposes or as leveraged investments that magnify gains or losses. The Fund's obligation to purchase securities under futures contracts will not exceed 20% of its total assets.

 The reasons for which the Fund will invest in futures and options are:
o To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in bonds.
o To reduce the Fund's transaction costs or add value when these instruments are favorably priced.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                   DERIVATIVES
A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Some forms of derivatives, such as exchange-traded futures and options on securities, commodities, or indexes, have been trading on regulated exchanges for more than two decades. These types of derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. Nonstandardized derivatives (such as swap agreements), on the other hand, tend to be more specialized or complex, and may be harder to value. If used for speculation or as leveraged investments, derivatives can carry considerable risks.
--------------------------------------------------------------------------------

     In addition, the Fund may purchase tax-exempt securities on a "when-issued" basis. With "when-issued" securities, the Fund agrees to buy the securities at a certain price, even if the market price of the securities at the time of delivery is higher or lower than the agreed-upon purchase price.

     The Fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments, U.S. Treasury securities, or short-term municipal securities issued outside of Florida--in response to extraordinary market,

10

economic, political, or other conditions. Such extraordinary conditions could include a temporary decline in the availability of Florida obligations. By temporarily departing from its normal investment policies, the Fund may succeed in avoiding losses but otherwise fail to achieve its investment objective.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                CASH INVESTMENTS
With mutual funds, holding cash investments--"cash"--does not mean literally that the fund holds a stack of currency. Rather, cash refers to short-term, interest-bearing securities that can easily and quickly be converted to cash.
Most mutual funds keep at least a small percentage of assets in cash to accommodate shareholder redemptions. While some funds strive to keep cash levels at a minimum and to always remain fully invested in bonds, other bond funds allow investment advisers to hold up to 20% or more of a fund's assets in cash investments.
--------------------------------------------------------------------------------

COSTS AND MARKET-TIMING

Some investors try to profit from a strategy called market-timing--switching money into mutual funds when they expect prices to rise and taking money out when they expect prices to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. This is why all Vanguard funds have adopted special policies to discourage short-term trading or to compensate the funds for the costs associated with it.
Specifically:
o Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to efficient portfolio management. A purchase request could be rejected because of the timing of the investment or because of a history of excessive trading by the investor.
o Each Vanguard fund (except the money market funds) limits the number of times that an investor can exchange into and out of the fund.
o    Each Vanguard fund reserves the right to stop offering shares at any time.
o    Certain   Vanguard  funds  charge  purchase   and/or   redemption  fees  on
     transactions.

See the INVESTING WITH VANGUARD section of this prospectus for further details on Vanguard's transaction policies.

     THE VANGUARD FUNDS DO NOT PERMIT MARKET-TIMING. DO NOT INVEST WITH VANGUARD IF YOU ARE A MARKET-TIMER.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               COSTS OF INVESTING
Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with the fund's buying and selling of securities. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

TURNOVER RATE
Although the Fund normally seeks to invest for the long term, it may sell securities regardless of how long they have been held. The FINANCIAL HIGHLIGHTS section of this prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced securities valued at 100% of its net assets within a one-year period. Shorter-term bonds will mature or be sold--and need to be replaced--more frequently than longer-term bonds. As a result, shorter-term bond funds tend to have higher turnover rates than longer-term bond funds.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  TURNOVER RATE
Before investing in a mutual fund, you should review its turnover rate. This gives an indication of how transaction costs could affect the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high turnover rates may be more likely to generate capital gains that must be distributed to shareholders as taxable income. As of November 30, 2001, the average turnover rate for all actively managed tax-exempt bond funds was approximately .% -- according to Morningstar, Inc.
--------------------------------------------------------------------------------

THE FUND AND VANGUARD
The Fund is a member of The Vanguard Group, a family of more than 35 investment companies with more than 100 funds holding assets in excess of $500 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.


     Vanguard  also  provides   marketing   services  to  the  funds.   Although
shareholders do not pay sales commissions or 12b-1 distribution fees, each fund pays its allocated share of The Vanguard Group's marketing costs.

--------------------------------------------------------------------------------
                               PLAIN TALK ABOUT
                      VANGUARD'S UNIQUE CORPORATE STRUCTURE
The Vanguard Group is truly a MUTUAL mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. By contrast, Vanguard provides its services on an "at-cost" basis, and the funds' expense ratios reflect only these costs. No separate management company reaps profits or absorbs losses from operating the funds.
--------------------------------------------------------------------------------

12

INVESTMENT ADVISER

The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, founded in 1975, serves as the Fund's adviser through its Fixed Income Group. As of November 30, 2001, Vanguard served as adviser for about $403 billion in assets. Vanguard manages the Fund on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund.

     For the fiscal year ended November 30, 2001, the advisory expenses represented an effective annual rate of 00% of the Fund's average net assets.

     The adviser is authorized to choose broker-dealers to handle the purchase and sale of the Fund's portfolio securities and to obtain the best available price and most favorable execution for all transactions. Also, the board of trustees may direct the adviser to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund. Certain brokers have agreed to rebate a portion of their compensation directly to the Fund to offset its management expenses. When the Fund purchases a newly issued security at a fixed price, the adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction.


--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                               THE FUND'S ADVISER
The managers primarily responsible for overseeing the Fund's investments are:

IAN A. MACKINNON, Managing Director of Vanguard and head of Vanguard's Fixed Income Group. He has worked in investment management since 1974 and has had primary responsibility for Vanguard's internal fixed income policy and strategy since joining the company in 1981. Education: B.A., Lafayette College; M.B.A., Pennsylvania State University.

REID O. SMITH, CFA and Principal of Vanguard. He has worked in investment management since 1984; has managed bond funds since 1989; and has managed the Fund for Vanguard since 1992. Education: B.A. and M.B.A., University of Hawaii.

Mr. Smith manages the Fund on a day-to-day basis. Mr. MacKinnon is responsible for setting the Fund's broad investment policies and for overseeing the Fund manager.
--------------------------------------------------------------------------------

DIVIDENDS, CAPITAL GAINS, AND TAXES

FUND DISTRIBUTIONS
The Fund distributes to shareholders virtually all of its net tax-exempt income (interest less expenses), as well as any capital gains realized from the sale of its holdings. The Fund's income dividends accrue daily and are distributed on the first business day of every month; capital gains distributions generally occur in December. You can receive distributions of income dividends or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

BASIC TAX POINTS
Vanguard will send you a statement each year showing the tax status of all your distributions. The majority of the income dividends you receive from the Fund is expected to be exempt from federal income taxes, and your Fund shares are expected to be free from the Florida intangible personal property tax. In addition, you should be aware of the following basic tax points about tax-exempt mutual funds:
o Distributions of capital gains are taxable to you for federal income tax purposes whether or not you reinvest these amounts in additional Fund shares.
o Capital gains distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.
o Exempt-interest dividends from a tax-exempt fund are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.
o Income paid from tax-exempt bonds whose proceeds are used to fund private, for-profit organizations may be subject to the federal alternative minimum tax.
o Any short-term capital gains that you receive are taxable to you as ordinary income for federal income tax purposes.
o Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.
o Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.
o A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.
o Any conversion between classes of shares of the same fund is a nontaxable event. By contrast, an exchange between classes of shares of different funds is a taxable event.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                                  DISTRIBUTIONS
As a  shareholder,  you are  entitled  to your  portion of a fund's  income from interest as well as gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments. The portion of such dividends that is exempt from federal income tax will be designated as "exempt-interest dividends." Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year.
--------------------------------------------------------------------------------

GENERAL INFORMATION


BACKUP  WITHHOLDING.   By  law,  Vanguard  must  withhold  30%  of  any  taxable
distributions or redemptions from your account if you do not:

o    Provide us with your correct taxpayer identification number;
o    Certify that the taxpayer identification number is correct; and
o    Confirm that you are not subject to backup withholding.
Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

14

FOREIGN INVESTORS. Vanguard funds generally are not sold outside the United States, except to certain qualifying investors. If you reside outside the United States, please consult our website at Vanguard.com and review "Non-U.S. Investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.
INVALID ADDRESSES. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.
TAX CONSEQUENCES. This prospectus provides general tax information only. Please consult your tax adviser for detailed information about a fund's tax consequences for you.


SHARE PRICE
The Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash are valued on the basis of amortized cost.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.


FINANCIAL HIGHLIGHTS
The following financial highlights table pertains to the Fund's Investor Shares; Admiral Shares were not available during the periods shown. The table is intended to help you understand the Fund's' financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each year on an investment in the shares (assuming reinvestment of all dividend and capital gains distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent accountants, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. You may have the annual report sent to you without charge by contacting Vanguard.

--------------------------------------------------------------------------------
                                PLAIN TALK ABOUT
                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE
This explanation uses the Fund's Investor Shares as an example. The Investor Shares began fiscal year 2001 with a net asset value (price) of $11.08 per share. During the year, each Investor Share earned $0.00 from investment income (interest and dividends). There was a decline of $0.00 per share in the value of investments held or sold by the Fund, resulting in a net decline of $0.00 per share from investment operations.

Shareholders received $0.00 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $0.00, reflecting gains of $0.00 per share and distributions of $0.00 per share. This was a decrease of $0.00 per share (from $11.08 at the beginning of the year to $0.00 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 00% for the year.

As of November 30, 2001, the Investor Shares had $0.00 million in net assets. For the year, the expense ratio was 0.00% ($0.00 per $1,000 of net assets), and the net investment income amounted to 0.00% of its average net assets. The Fund sold and replaced securities valued at 00% of its net assets.
--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------
                                                        VANGUARD FLORIDA LONG-TERM TAX-EXEMPT
                                                                         FUND INVESTOR SHARES
                                                                      YEAR ENDED NOVEMBER 30,
                                                       -----------------------------------------------
                                                            2001     2000     1999      1998     1997
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                        $11.08   $10.70   $11.54    $11.21   $11.07
------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                               .559     .543      .551     .561
 Net Realized and Unrealized Gain (Loss) on Investments              .380    (.749)     .330     .140
------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                   .939    (.206)     .881     .701
------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                               (.559)   (.543)    (.551)   (.561)
 Distributions from Realized Capital Gains                             --    (.091)       --       --
------------------------------------------------------------------------------------------------------
 Total Distributions                                                (.559)   (.643)    (.551)   (.561)
------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                   $   $11.08   $10.70    $11.54   $11.21
======================================================================================================
TOTAL RETURN                                                   %    9.04%   -1.87%     8.03%    6.54%
------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Year (Millions)                            $     $919     $875      $818     $617
 Ratio of Total Expenses to Average Net Assets                 %    0.15%    0.18%     0.20%    0.19%
 Ratio of Net Investment Income to Average Net Assets          %    5.19%    4.88%     4.83%    5.10%
 Turnover Rate                                                 %      34%      18%       21%      13%
======================================================================================================

16

--------------------------------------------------------------------------------
                                                      VANGUARD FLORIDA LONG-TERM
                                                  TAX-EXEMPT FUND ADMIRAL SHARES
                                                                 NOVEMBER 12* TO
                                                               NOVEMBER 30, 2001
--------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                    $00.00
--------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income                                                    .xxx
 Net Realized and Unrealized Gain (Loss) on Investments                   .xxx
--------------------------------------------------------------------------------
 Total from Investment Operations                                         .xxx
--------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net Investment Income                                    (.xxx)
 Distributions from Realized Capital Gains                                  --
--------------------------------------------------------------------------------
 Total Distributions                                                     (.xxx)
--------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                          $xx.xx
--------------------------------------------------------------------------------
TOTAL RETURN                                                              x.xx%
--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
 Net Assets, End of Period (Millions)                                     $xxx
 Ratio of Total Expenses  Average Net Assets                             x.xx%**
 Ratio of Net Investment Income to Average Net Assets                    x.xx%**
 Turnover Rate                                                              xx%
--------------------------------------------------------------------------------
  *Inception.
 **Annualized.

--------------------------------------------------------------------------------
INVESTING WITH VANGUARD
This section of the prospectus explains the basics of doing business with Vanguard. A special booklet, The Vanguard Service Directory, provides details of our many shareholder services for individual investors. A separate booklet, The Compass, does the same for institutional investors. You can request either booklet by calling or writing Vanguard, using the Contacting Vanguard instructions found at the end of this section.


                                  BUYING SHARES
                                CONVERTING SHARES
                                REDEEMING SHARES
                               EXCHANGING SHAHRES
                           OTHER RULES YOU SHOULD KNOW
                            FUND AND ACCOUNT UPDATES
                               CONTACTING VANGUARD

--------------------------------------------------------------------------------

BUYING SHARES
ACCOUNT MINIMUMS FOR INVESTOR SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $3,000 for regular accounts; $1,000 for custodial accounts for minors.
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.
     Vanguard reserves the right to increase or decrease the minimum amount required to open and maintain an account, or to add to an existing account, without prior notice.

ACCOUNT MINIMUMS FOR ADMIRAL SHARES
TO OPEN AND MAINTAIN AN ACCOUNT: $250,000 for new investors; $150,000 or $50,000 for existing investors who are eligible to convert Investor Shares into Admiral Shares (see Converting Shares).
TO ADD TO AN EXISTING ACCOUNT: $100 by mail or exchange; $1,000 by wire.

HOW TO BUY SHARES
BY CHECK: Mail your check and a completed account registration form to Vanguard. When adding to an existing account, send your check with an Invest-By-Mail form detached from your last account statement. Make your check payable to: The Vanguard Group--Fund number. For a list of fund numbers and addresses, see Contacting Vanguard.

BY EXCHANGE PURCHASE: You can purchase shares with the proceeds of a redemption from another Vanguard fund under our exchange privilege. See Exchanging Shares.

BY WIRE: Call Vanguard to purchase shares by wire. See Contacting Vanguard.

YOUR PURCHASE PRICE
You buy shares at a fund's NAV determined as of your TRADE DATE. For all Vanguard funds (except money market funds), purchases received at Vanguard before the close of

18

regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) receive a trade date of the same day, and purchases received after that time receive a trade date of the first business day following the date of receipt. For money market funds, the trade date depends on the method of payment for the purchase.
BY CHECK: For money market fund check purchases received at Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), the trade date is the first business day following the date of receipt. For purchases received after that time, the trade date is the second business day following the date of receipt. Money market instruments can be purchased only with federal funds, and it takes a mutual fund one business day to convert check proceeds into federal funds.
BY WIRE OR EXCHANGE: For money market funds, purchases made by wire or exchange from another Vanguard fund before the close of regular trading on the Exchange receive a trade date of that same day. For purchases received at Vanguard after that time, the trade date is the first business day following the date of receipt.

EARNING DIVIDENDS
You begin earning dividends on the next business day after your trade date. When buying shares through a federal funds wire, however, you can begin earning dividends immediately by notifying Vanguard before 10:45 a.m., Eastern time, that you intend to make a wire purchase that day.

PURCHASE RULES YOU SHOULD KNOW
*ADMIRAL SHARES. Please note that Admiral Shares are NOT available to accounts maintained by financial intermediaries, except in limited circumstances.
*THIRD PARTY CHECKS. To protect the funds from check fraud, Vanguard will not accept checks made payable to third parties.
*U.S. CHECKS ONLY. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank.
*LARGE PURCHASES. Vanguard reserves the right to reject any purchase request that may disrupt a fund's operation or performance. Please call us before attempting to invest a large dollar amount.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).


*FUTURE PURCHASES. All Vanguard funds reserve the right to stop selling shares at any time, or to reject specific purchase requests, including purchases by exchange from another Vanguard fund, at any time, for any reason.

CONVERTING SHARES
ANY CONVERSION BETWEEN CLASSES OF SHARES OF THE SAME FUND IS A NONTAXABLE EVENT.

PRICING OF SHARE CLASS CONVERSIONS
If you convert from one class of shares to another, the transaction will be based on the respective share prices of the separate classes on the trade date for the conversion. Consequently, a conversion may provide you with fewer shares or more shares than you originally owned, depending on that day's share prices. At the time of conversion, the total value of your "old" shares will equal the total value of your "new" shares. However, subsequent share price fluctuations may decrease or increase the total value of your "new" shares as compared with that of your "old" shares.

IMMEDIATE CONVERSIONS INTO ADMIRAL SHARES
All shares purchased before the issuance of Admiral Shares are considered Investor Shares. You may convert Investor Shares into Admiral Shares at any time if your account balance in the Fund is at least $250,000. Registered users of Vanguard.com may request a conversion to Admiral Shares online. Or, you may contact Vanguard by telephone or mail to request this transaction.

TENURE CONVERSIONS INTO ADMIRAL SHARES
THREE-YEAR PRIVILEGE. After three years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $150,000 and you are registered with Vanguard.com.
TEN-YEAR PRIVILEGE. After ten years in the Fund, you may convert Investor Shares into Admiral Shares if your account balance is at least $50,000 and you are registered with Vanguard.com.
Registered users of Vanguard.com may request a tenure conversion online. Or, you may contact Vanguard by telephone or mail to request this transaction.

MANDATORY CONVERSIONS INTO INVESTOR SHARES
If an investor no longer meets the requirements for Admiral Shares, the Fund may reclassify the investor's Admiral Shares into Investor Shares. A decline in the investor's account balance due to market movement may result in such a conversion. The Fund will notify the investor in writing before any mandatory conversion into Investor Shares.

20

REDEEMING SHARES

HOW TO REDEEM SHARES
Be sure to check Other Rules You Should Know before initiating your request.
ONLINE: Request a redemption through our website at Vanguard.com.
BY TELEPHONE: Contact Vanguard by telephone to request a redemption. For telephone numbers, see Contacting Vanguard.
BY MAIL: Send your written redemption instructions to Vanguard. For addresses, see Contacting Vanguard.
BY WRITING A CHECK: If you've established the checkwriting service on your account, you can redeem shares by writing a check for $250 or more.

YOUR REDEMPTION PRICE
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request, including any special documentation required under the circumstances. As long as your request is received before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your TRADE DATE.

EARNING DIVIDENDS
Shares continue earning dividends until the next business day after your trade date. There are two exceptions to this rule: (1) If you redeem shares by writing a check against your account, the shares will stop earning dividends on the day that your check posts to your account; (2) If you redeem shares with a same-day wire request before 10:45 a.m., Eastern time (available for money market funds only), the shares will stop earning dividends that same day.

TYPES OF REDEMPTIONS
*CHECK REDEMPTIONS: Unless instructed otherwise, Vanguard will mail you a check, normally within two business days of your trade date.

*EXCHANGE REDEMPTIONS: You may instruct Vanguard to apply the proceeds of your redemption to purchase shares of another Vanguard fund under our exchange privilege. See Exchanging Shares.

*WIRE REDEMPTIONS: When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds to a previously designated bank account. Wire redemptions are not available for Vanguard's other funds. The wire redemption option is not automatic; you must establish it by completing a special form or the appropriate section of your account registration. Also, wire redemptions must be requested in writing or by tele phone, not online. For these funds, a $5 fee applies to wire redemptions under $5,000.

Money Market Funds: For telephone requests received at Vanguard by 10:45 a.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.
Bond Funds: For requests received at Vanguard by 4 p.m., Eastern time, the redemption proceeds will arrive at your bank by the close of business on the following business day.

REDEMPTION RULES YOU SHOULD KNOW
*SPECIAL ACCOUNTS. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts. *POTENTIALLY DISRUPTIVE REDEMPTIONS. Vanguard reserves the right to pay all or part of your redemption in-kind--that is, in the form of securities--if we believe that a cash redemption would disrupt the fund's operation or performance. Under these circumstances, Vanguard also reserves the right to delay payment of your redemption proceeds for up to seven days. By calling us before you attempt to redeem a large dollar amount, you are more likely to avoid in-kind or delayed payment of your redemption.
*RECENTLY PURCHASED SHARES. While you can redeem shares at any time, proceeds will not be made available to you until the Fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or Vanguard Fund Express(R).
*SHARE CERTIFICATES. If share certificates have been issued for your account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard. *PAYMENT TO A DIFFERENT PERSON OR ADDRESS. We can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners, which must be provided under signature guarantees. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange.
*NO CANCELLATIONS. Place your transaction requests carefully. Vanguard will NOT cancel any transaction once it has been initiated and a confirmation number has been assigned (if applicable).
*EMERGENCY CIRCUMSTANCES. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days at any time. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds at times when the New York Stock Exchange is

22

closed or during emergency circumstances, as determined by the U.S. Securities and Exchange Commission.


EXCHANGING SHARES
All Vanguard funds accept exchange requests by Web, telephone or mail. However, because excessive exchanges can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on the exchange privilege. For the U.S. STOCK INDEX FUNDS, INTERNATIONAL STOCK INDEX FUNDS, REIT INDEX FUND, BALANCED INDEX FUND, CALVERT SOCIAL INDEX FUND, INTERNATIONAL GROWTH FUND, INTERNATIONAL VALUE FUND, AND GROWTH AND INCOME FUND these limits generally are as follows:
o No telephone or Web exchanges between 2:30 p.m. and 4:00 p.m., Eastern time on business days. Any exchange request placed during these hours will be rejected. On days when the New York Stock Exchange is scheduled to close early, this end-of-day restriction will be adjusted to 1.5 hours prior to the scheduled close. (For example, if the NYSE is scheduled to close at 1:00
     p.m.,Eastern time, the cut-off for phone and Web exchanges will be 11:30 a.m. Eastern time.)
o No more than two exchanges OUT of a fund may be requested by telephone or Web within any 12- month period.
o    Each fund reserves the right to reject exchanges considered excessive.

For ALL OTHER VANGUARD FUNDS, the following limits generally apply:
o No more than two substantive "round trips" through a non-money-market fund during any 12-month period.
o A "round trip" is a redemption OUT of a fund (by any means) followed by a purchase back INTO the same fund (by any means).
o    Round trips must be at least 30 days apart.
o "Substantive" means a dollar amount that Vanguard determines, in its sole discretion, could adversely affect management of the fund.
o    Each fund reserves the right to reject exchanges considered excessive.

Please note that Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason. Also, in the event of a conflict between the exchange privileges of two funds, the stricter policy will apply to the transaction.


OTHER RULES YOU SHOULD KNOW
TELEPHONE TRANSACTIONS
*AUTOMATIC. In setting up your account, we'll automatically enable you to do business with us by regular telephone, unless you instruct us otherwise in writing.
*TELE-ACCOUNT(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a personal identification number (PIN). Call Tele-Account to obtain a PIN, and allow seven days before using this service.
*PROOF OF A CALLER'S AUTHORITY. We reserve the right to refuse a telephone request if the caller is unable to provide the following information exactly as registered on the account:
o    Ten-digit account number.
o    Complete owner name and address.
o    Primary Social Security or employer identification number.
o    Personal Identification Number (PIN), if applicable.
*SUBJECT TO REVISION. We reserve the right to revise or terminate Vanguard's telephone transaction service at any time, without notice.

*SOME VANGUARD FUNDS DO NOT PERMIT TELEPHONE EXCHANGES BETWEEN 2:30 P.M. AND 4:00 P.M. To discourage market-timing, the following Vanguard funds generally do not permit telephone exchanges between 2:30 p.m. and 4:00 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.


VANGUARD.COM
*REGISTRATION. You can use your personal computer to review your account holdings, to sell or exchange shares of most Vanguard funds, and to perform other transactions. To establish this service, you can register online.

*SOME VANGUARD FUNDS DO NOT PERMIT ONLINE EXCHANGES BETWEEN 2:30 P.M. AND 4:00 P.M. To discourage market-timing, the following Vanguard funds generally do not permit online exchanges between 2:30 p.m. and 4:00 p.m. on business days: the U.S. Stock Index Funds, the International Stock Index Funds, REIT Index Fund, Balanced Index Fund, Calvert Social Index Fund, International Growth Fund, International Value Fund, and Growth and Income Fund. Funds may be added to or deleted from this list at any time without prior notice to shareholders.

24

WRITTEN INSTRUCTIONS
*"GOOD ORDER" REQUIRED. We reserve the right to reject any written transaction instructions that are not in "good order." This means that your instructions must include:
o    The fund name and account number.
o    The amount of the transaction (in dollars or shares).
o    Signatures of all owners exactly as registered on the account.
o    Signature guarantees, if required for the type of transaction.*

o    Any supporting legal documentation that may be required.


*For instance, signature guarantees must be provided by all registered account shareholders when redemption proceeds are to be sent to a different person or address. Call Vanguard for specific signature guarantee requirements.

RESPONSIBILITY FOR FRAUD
Vanguard will not be responsible for any account losses due to fraud, so long as we reasonably believe that the person transacting on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private and immediately review any account statements that we send to you. Contact Vanguard immediately about any transactions you believe to be unauthorized.

UNCASHED CHECKS
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

UNUSUAL CIRCUMSTANCES
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

INVESTING WITH VANGUARD THROUGH OTHER FIRMS
You may purchase or sell Investor Shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment adviser. HOWEVER, ACCESS TO ADMIRAL SHARES THROUGH A FINANCIAL INTERMEDIARY IS RESTRICTED. PLEASE CONSULT YOUR FINANCIAL INTERMEDIARY TO DETERMINE WHETHER ADMIRAL SHARES ARE AVAILABLE THROUGH THAT FIRM.
     If you invest with Vanguard through an intermediary, please read that firm's program materials carefully to learn of any special rules that may apply. For example, special terms may apply to additional service features, fees, or other policies.

LOW-BALANCE ACCOUNTS

All   Vanguard   funds   reserve   the  right  to  close   any   investment-only
retirement-plan account or any nonretirement account whose balance falls below the minimum initial investment. If a fund has a redemption fee, that fee will apply to shares redeemed upon closure of the account.

     Vanguard deducts a $10 fee in June from each nonretirement account whose balance at that time is below $2,500 ($500 for Vanguard STAR(TM) Fund). The fee is waived if your total Vanguard account assets are $50,000 or more.

FUND AND ACCOUNT UPDATES

PORTFOLIO SUMMARIES
We will send you quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, sales, and exchanges for the current calendar year.


AVERAGE COST REVIEW STATEMENTS
For most taxable accounts, average cost review statements will accompany the quarterly portfolio summaries. These statements show the average cost of shares that you redeemed during the current calendar year, using the average cost single category method, which is one of the methods established by the IRS.


CONFIRMATION STATEMENTS
Each time you buy, sell, or exchange shares, we will send you a statement confirming the trade date and amount of your transaction.

TAX STATEMENTS
We will send you annual tax statements to assist in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement plans.


ANNUAL AND SEMIANNUAL REPORTS
Financial reports about Vanguard Florida Long-Term Tax-Exempt Fund will be mailed twice a year, in January and July. These comprehensive reports include overviews of the financial markets and specific information concerning the Fund:
o    Performance assessments with comparisons to industry benchmarks.
o    Reports from the adviser.
o    Financial statements with detailed listings of the Fund's holdings.

26


     To keep the Fund's costs as low as possible (so that you and other shareholders can keep more of the its investment earnings), Vanguard attempts to eliminate duplicate mailings to the same address. When we find that two or more shareholders have the same last name and address, we send just one copy of the Fund report to that address, instead of mailing separate reports to each shareholder. If you want us to send separate reports, however, you may notify our Client Services Department.


CONTACTING VANGUARD
ONLINE

VANGUARD.COM
o Your best source of Vanguard news
o For fund, account, and service information
o For most account transactions
o For literature requests
o 24 hours per day, 7 days per week

VANGUARD TELE-ACCOUNT(R)
1-800-662-6273 (ON-BOARD)
o For automated fund and account information

o For redemptions by check, exchange (subject to certain limitations), or wire

o Toll-free, 24 hours per day, 7 days per week

INVESTOR INFORMATION
1-800-662-7447 (SHIP)
(Text telephone at 1-800-952-3335)
o For fund and service information
o For literature requests
o Business hours only

CLIENT SERVICES
1-800-662-2739 (CREW)
(Text telephone at 1-800-749-7273)
o For account information
o For most account transactions
o Business hours only

ADMIRAL SERVICE CENTER
1-888-237-9949
o For Admiral account information
o For most Admiral transactions
o Business hours only

INSTITUTIONAL DIVISION
1-888-809-8102
o For information and services for large institutional investors
o Business hours only

VANGUARD ADDRESSES

REGULAR MAIL (INDIVIDUALS--CURRENT CLIENTS):
The Vanguard Group
P.O. Box 1110
Valley Forge, PA 19482-1110

REGULAR MAIL (INSTITUTIONS):
The Vanguard Group
P.O. Box 2900
Valley Forge, PA 19482-2900

REGULAR MAIL (GENERAL INQUIRIES):
The Vanguard Group
P.O. Box 2600
Valley Forge, PA 19482-2600

REGISTERED OR EXPRESS MAIL:
The Vanguard Group
455 Devon Park Drive
Wayne, PA 19087-1815

FUND NUMBERS
Please use the specific fund number when contacting us about Vanguard Florida Long-Term Tax-Exempt Fund--18 (Investor Shares) or 518 (Admiral Shares).

                      (THIS PAGE INTENTIONALLY LEFT BLANK.)

GLOSSARY OF INVESTMENT TERMS

ALTERNATIVE MINIMUM TAX (AMT)
A measure designed to ensure that individuals pay at least a minimum amount of federal income taxes. Certain securities used to fund private, for-profit activities are subject to AMT.

BOND
A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION
Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

CREDIT QUALITY
An assessment of a bond issuer's ability to pay interest and principal in a timely manner.

DIVIDEND INCOME
Payment to shareholders of income from interest or dividends generated by a fund's investments.

DURATION
A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by about 2% when interest rates rose one percentage point. On the other hand, the bond's price would rise by about 2% when interest rates fell by one percentage point.


EXPENSE RATIO
The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management fees, administrative fees, and any 12b-1 distribution fees.


FACE VALUE
The amount to be paid at a bond's maturity; also known as the par value or principal.

FIXED INCOME SECURITIES
Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT ADVISER
An  organization  that  makes  the  day-to-day   decisions  regarding  a  fund's
investments.

INVESTMENT-GRADE
A bond whose credit quality is considered by independent bond-rating agencies to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Bonds rated in one of the four highest rating categories are considered "investment-grade."


MATURITY
The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


MUNICIPAL BOND
A bond issued by a state or local government. Interest income from municipal bonds, and therefore dividend income from municipal bond funds, is generally free from federal income taxes, as well as taxes in the state in which the bonds were issued.


NET ASSET VALUE (NAV)
The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


TOTAL RETURN
A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

VOLATILITY
The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

YIELD
Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

[SHIP LOGO]
THE VANGUARD GROUP (R)
Post Office Box 2600
Valley Forge, PA 19482-2600

FOR MORE INFORMATION
If you'd like more information about Vanguard Florida Long-Term Tax-Exempt Fund, the following documents are available free upon request:

ANNUAL/SEMIANNUAL REPORTS TO SHAREHOLDERS
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

All market indexes referenced in this prospectus are the exclusive property of their respective owners.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please contact us as follows:

THE VANGUARD GROUP
INVESTOR INFORMATION
DEPARTMENT
P.O. BOX 2600
VALLEY FORGE, PA 19482-2600

TELEPHONE:
1-800-662-7447 (SHIP)

TEXT TELEPHONE:
1-800-952-3335

WORLD WIDE WEB:
WWW.VANGUARD.COM

If you are a current Fund shareholder and would like information about your account, account transactions, and/or account statements, please call:

CLIENT SERVICES DEPARTMENT TELEPHONE:
1-800-662-2739 (CREW)

TEXT TELEPHONE:
1-800-749-7273

INFORMATION PROVIDED BY THE SECURITIES AND EXCHANGE COMMISSION (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 1-202-942-8090. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

                                                   Fund's Investment Company Act
                                                           file number: 811-6709


                                               (C) 2002 The Vanguard Group, Inc.

                                                            All rights reserved.
                                                 Vanguard Marketing Corporation,
                                                                    Distributor.


P018 032002

                                     PART B

                    VANGUARD (R) CALIFORNIA TAX-FREE FUNDS

                       VANGUARD (R) FLORIDA TAX-FREE FUND

                  VANGUARD (R) MASSACHUSETTS TAX-EXEMPT FUNDS
                    VANGUARD (R) NEW JERSEY TAX-FREE FUNDS
                     VANGUARD (R) NEW YORK TAX-FREE FUNDS
                       VANGUARD (R) OHIO TAX-FREE FUNDS
                   VANGUARD (R) PENNSYLVANIA TAX-FREE FUNDS

              (ALSO KNOWN AS THE VANGUARD STATE TAX-EXEMPT FUNDS)
            (COLLECTIVELY THE "TRUSTS" AND INDIVIDUALLY THE "TRUST")

                                 MARCH 27, 2002

This Statement of Additional Information is not a prospectus but should be read in conjunction with the appropriate Trust's current Prospectus dated March 27, 2002. To obtain, without charge, a Prospectus or the most recent Annual Report to Shareholders of a Trust, which contains the Trust's Financial Statements for the year ended November 30, 2001, as hereby incorporated by reference, please call:

                   VANGUARD'S INVESTOR INFORMATION DEPARTMENT
                                 1-800-662-7447


                               TABLE OF CONTENTS

                                                                PAGE
DESCRIPTION OF THE TRUSTS........................................B-2
FUNDAMENTAL INVESTMENT LIMITATIONS...............................B-4
INVESTMENT POLICIES..............................................B-6
STATE RISK FACTORS...............................................B-10
FLORIDA INTANGIBLE PERSONAL PROPERTY TAX.........................B-18
YIELD AND TOTAL RETURN...........................................B-18
CALCULATION OF YIELD (MONEY MARKET FUNDS)........................B-23
INVESTMENT MANAGEMENT............................................B-24
PORTFOLIO TRANSACTIONS...........................................B-25
PURCHASE OF SHARES...............................................B-26
REDEMPTION OF SHARES.............................................B-26
SHARE PRICE......................................................B-26
MANAGEMENT OF THE FUNDS..........................................B-27
FINANCIAL STATEMENTS.............................................B-38
DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS.................B-38
COMPARATIVE INDEXES..............................................B-40

                           DESCRIPTION OF THE TRUSTS

ORGANIZATION


Vanguard California Tax-Free Funds was organized as a Pennsylvania business trust in 1985, and was reorganized as a Delaware business trust in July, 1998. Vanguard Florida Long-Term Tax-Free Fund was organized as a Pennsylvania business trust in 1992, and was reorganized as a Delaware business trust in July, 1998. Vanguard New Jersey Tax-Free Funds was organized as a Pennsylvania business trust in 1987, and was reorganized as a Delaware business trust in July, 1998. Vanguard Massachusetts Tax-Exempt Funds was organized as a Delaware business trust on August 17, 1998. Vanguard New York Tax-Free Funds was organized as a Pennsylvania business trust in 1985, and was reorganized as a Delaware business trust in July, 1998. Vanguard Ohio Tax-Free Funds was organized as a Pennsylvania business trust in 1990, and was reorganized as a Delaware business trust in July, 1998. Vanguard Pennsylvania Tax-Free Funds was organized as a Pennsylvania business trust in 1986, and was reorganized as a Delaware business trust in July, 1998. Aside from Vanguard Massachusetts Tax-Exempt Funds, which has always been a Delaware business trust, prior to their reorganization as Delaware business trusts, the Trusts were known as Vanguard California Tax-Free Fund, Vanguard Florida Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard New York Tax-Free Fund, Vanguard Ohio Tax-Free Fund, and Vanguard Pennsylvania Tax-Free Fund, respectively. Each Trust is registered with the United States Securities and Exchange Commission (the Commission) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, non-diversified investment management company. The Trusts currently offer the following Funds and classes of shares:

                       VANGUARD CALIFORNIA TAX-FREE FUNDS
                     California Tax-Exempt Money Market Fund
                  California Intermediate-Term Tax-Exempt Fund
                      California Long-Term Tax-Exempt Fund

                         VANGUARD FLORIDA TAX-FREE FUND
                        Florida Long-Term Tax-Exempt Fund

                    VANGUARD MASSACHUSETTS TAX-EXEMPT FUNDS
                         Massachusetts Tax-Exempt Fund

                       VANGUARD NEW JERSEY TAX-FREE FUNDS
                     New Jersey Tax-Exempt Money Market Fund
                      New Jersey Long-Term Tax-Exempt Fund

                        VANGUARD NEW YORK TAX-FREE FUNDS
                      New York Tax-Exempt Money Market Fund
                       New York Long-Term Tax-Exempt Fund

                          VANGUARD OHIO TAX-FREE FUNDS
                        Ohio Tax-Exempt Money Market Fund
                         Ohio Long-Term Tax-Exempt Fund

                      VANGUARD PENNSYLVANIA TAX-FREE FUNDS
                    Pennsylvania Tax-Exempt Money Market Fund
                 Pennsylvania  Long-Term Tax-Exempt Fund

Throughout this Statement of Additional Information, "the Trust" is intended to refer to each Trust listed on the cover page, and "the Fund" is intended to refer to each Fund of each Trust, unless otherwise indicated.

                                                         SHARE CLASSES
                                                         -------------
FUND                                                   INVESTOR    ADMIRAL
----                                                   --------    -------
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND                   Yes        No
CALIFORNIA INTERMEDIATE-TERM TAX-EXEMPT FUND              Yes        Yes
CALIFORNIA LONG-TERM TAX-EXEMPT FUND                      Yes        Yes
FLORIDA LONG-TERM TAX-EXEMPT FUND                         Yes        Yes
MASSACHUSETTS TAX-EXEMPT FUND                             Yes        No
NEW JERSEY TAX-EXEMPT MONEY MARKET FUND                   Yes        No
NEW JERSEY LONG-TERM TAX-EXEMPT FUND                      Yes        Yes
NEW YORK TAX-EXEMPT MONEY MARKET FUND                     Yes        No
NEW YORK LONG-TERM TAX-EXEMPT FUND                        Yes        Yes
OHIO TAX-EXEMPT MONEY MARKET FUND                         Yes        No
OHIO LONG-TERM TAX-EXEMPT FUND                            Yes        No
PENNSYLVANIA TAX-EXEMPT MONEY MARKET FUND                 Yes        No
PENNSYLVANIA LONG-TERM TAX-EXEMPT FUND                    Yes        Yes

     Each Trust has the ability to offer additional funds or classes of shares. There is no limit on the number of full and fractional shares that each Fund may issue.

SERVICE PROVIDERS

     CUSTODIAN.   First  Union  National  Bank,   PA4943,   530  Walnut  Street,
Philadelphia, PA 19106 serves as the Funds' custodian. The custodian is responsible for maintaining the Funds' assets and keeping all necessary accounts and records of Fund assets.

     INDEPENDENT ACCOUNTANTS. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA 19103-7042, serves as the Funds' independent public accountants. The accountants audit each Fund's financial statements and provide other related services.

     TRANSFER  AND   DIVIDEND-PAYING   AGENT.  The  Funds'  transfer  agent  and
dividend-paying agent is The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355.

CHARACTERISTICS OF THE FUNDS' SHARES

     RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of the Funds' shares, other than the possible future termination of any of the Funds. Each Fund or class may be terminated by reorganization into another mutual fund or by liquidation and distribution of the assets of the affected Fund or class. Unless terminated by reorganization or liquidation, each Fund and each class will continue indefinitely.

     SHAREHOLDER LIABILITY. Each Fund is organized under Delaware law, which provides that shareholders of a business trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of each Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss on account of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.

     DIVIDEND RIGHTS. The shareholders of a Fund are entitled to receive any dividends or other distributions declared for such Fund. No shares have priority or preference over any other shares of the same Fund with respect to distributions. Distributions will be made from the assets of a Fund, and will be paid ratably to all shareholders of the Fund (or class) according to the number of shares of such Fund (or class) held by shareholders on the record date. The amount of income dividends per share may vary between separate share classes of the same Fund based upon differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.

     VOTING RIGHTS. Unless otherwise required by applicable law, shareholders are entitled to vote on a matter if: (i) a shareholder vote is required under the 1940 Act; (ii) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of any class or Fund; or (iii) the trustees determine that it is necessary or desirable to obtain a shareholder vote. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets, and to change any fundamental policy of a Fund. Shareholders of each Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Funds affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are non-cumulative and cannot be modified without a majority vote.

     LIQUIDATION RIGHTS. In the event of liquidation, shareholders will be entitled to receive a pro rata share of the applicable Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are attributable to that class.

     PREEMPTIVE RIGHTS. There are no preemptive rights associated with shares of each Fund.

     CONVERSION RIGHTS. There are no conversion rights associated with shares of each Fund. Shareholders of Vanguard Massachusetts and Ohio Tax-Exempt Funds, as well as those of the Tax-Exempt Money Market Funds, do not have conversion rights.

     REDEMPTION  PROVISIONS.  Each Fund's redemption provisions are described in
its  current   prospectus   and  elsewhere  in  this   Statement  of  Additional
Information.

     SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.

     CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.

TAX STATUS OF THE FUNDS

Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code (the Code). This special tax status means that a Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.

                       FUNDAMENTAL INVESTMENT LIMITATIONS

Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the affected Funds' shares. For these purposes, a "majority" of shares means shares representing the lesser of (i) 67% or more of the votes cast to approve a change, so long as shares representing more than 50% of the Funds' net asset value are present or represented by proxy; or (ii) more than 50% of the Funds' net asset value.

     BORROWING. Each Fund may not borrow money, except for temporary or emergency purposes in an amount not exceeding 15% of the Fund's net assets. The Fund will repay all borrowings before making additional investments. Interest paid on such borrowings will reduce income. The Fund may borrow money from banks or through Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.

     COMMODITIES. Each Fund will not purchase or sell commodities, except that the California Intermediate-Term, California Long-Term, Massachusetts, New Jersey Long-Term, New York Long-Term, Ohio Long-Term, Pennsylvania Long-Term, and the Florida Long-Term Tax-Exempt Funds may invest in fixed-income futures contracts, fixed-income options and options on fixed-income futures contracts. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and (with the exception of the Florida Tax-Free Fund) no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.

     DIVERSIFICATION. Each Fund will limit the aggregate value of all holdings (except U.S. Government and cash items) as defined under subchapter M of the Code, each of which exceeds 5% of the Fund's total assets, to an aggregate of 50% of such assets. Additionally, each Fund (with the exception of Massachusetts Tax-Exempt Fund) will limit the aggregate value of holdings of a single issuer (except U.S. Government and cash items, as defined in the Code) to a maximum of 25% of the Fund's total assets.

     ILLIQUID. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not acquire any security if, as a result, more than 15% of its net assets (10% for the Money Market Funds) would be invested in securities that are illiquid.

     INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its assets in any one industry.

     INVESTMENT COMPANIES. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in any other investment company, except through a merger, consolidation or acquisition of assets, or to the extent permitted by
Section 12 of the 1940 Act. Investment companies whose shares the Fund acquires pursuant to Section 12 must have investment objectives and investment policies consistent with those of the Fund.

     LOANS. Each Fund may not lend money to any person except by the purchase of bonds, debentures or similar obligations, that are publicly distributed or customarily purchased by institutional investors, lending its portfolio securities, or through Vanguard's interfund lending program.

     MARGIN. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.

     OIL, GAS, MINERALS. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in interests in oil, gas or other mineral exploration or development programs, although it can invest in bonds and money market instruments secured by interests in these programs.

     PUTS, CALLS, STRADDLES. Each Fund (with the exception of Massachusetts Tax-Exempt Fund) may not invest in put, call, straddle or spread options except as permitted by the Fund's investment policies relating to commodities.

     PLEDGING ASSETS. Each Fund (with the exception of Massachusetts  Tax-Exempt
Fund) may not pledge, mortgage or hypothecate more than 15% of its net assets.

     REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in municipal bonds secured by real estate or interests therein. (Massachusetts Tax-Exempt Fund may also invest in securities of companies that deal in real estate).

     SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.

     UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. Each Fund will not be considered an underwriter when disposing of its investment securities.

     The investment limitations set forth above are considered at the time that investment securities are purchased. If a percentage restriction is adhered to at the time the investment is made, a later increase in percentage resulting from a change in the market value of assets will not constitute a violation of such restrictions.

     None of these limitations prevents the Funds from participating in The Vanguard Group (Vanguard). Because the Funds are members of Vanguard, the Funds may own securities issued by Vanguard, make loans to Vanguard, and contribute to Vanguard's costs or other financial requirements. See "Management of the Funds" for more information.

                              INVESTMENT POLICIES

The following policies supplement the Funds' investment objectives and policies set forth in each Fund's Prospectus.

GENERAL

As a matter of fundamental policy, each Fund will invest at least 80% of its net assets in tax-exempt securities under normal market conditions. In addition, under normal market conditions, (1) Massachusetts Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Massachusetts issuers, (2) California Intermediate-Term Tax-Exempt Fund will invest at least 65% of its total assets in the securities of California issuers, and (3) Ohio Long-Term Tax-Exempt Fund will invest at least 65% of its total assets in the securities of Ohio issuers.

     REPURCHASE AGREEMENTS. Each Fund along with other members of Vanguard may invest in repurchase agreements with commercial banks, brokers or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a fixed-income security (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan by the Fund collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a custodian bank until repurchased. In addition, the Trusts' boards of trustees monitors repurchase agreement transactions generally and has established guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker, or dealer party to a repurchase agreement.

     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to the liquidation or reorganization under bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the adviser acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     VANGUARD INTERFUND LENDING PROGRAM. The Commission has issued an exemptive order permitting the Funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and loan money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including the requirement that no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is available from a typical bank for a comparable transaction. In addition, a fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for ensuring that the interfund lending program operates in compliance with all conditions of the Commission's exemptive order.

     ILLIQUID SECURITIES. Each Fund may invest up to 15% of its net assets (10% with respect to the Money Market Funds) in illiquid securities. Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books.

     Each Fund may invest in restricted, privately placed securities that, under the securities laws, may be sold only to qualified institutional buyers. Because these securities can be resold only to qualified institutional buyers, they may be considered illiquid securities--meaning that they could be difficult for a Fund to convert to cash if needed.

     If a substantial market develops for a restricted security held by a Fund, it will be treated as a liquid security, in accordance with procedures and guidelines approved by the Trusts' board of trustees. This generally includes securities that are unregistered that can be sold to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the 1933
Act). While the Funds' investment adviser determines the liquidity of restricted securities on a daily basis, the board oversees and retains ultimate responsibility for the adviser's decisions. Several factors that the board considers in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, and the availability of information about the security's issuer.

     TURNOVER RATE. A change in securities held by a Fund is known as "turnover rate" and may involve the payment by the Fund of dealer mark-ups, underwriting commissions and other transaction costs on the sales of securities as well as on the reinvestment of the proceeds in other securities. While the turnover rate is not a limiting factor when management deems changes appropriate, it is anticipated that the annual turnover rate for each Fund (other than the money market funds) will not normally exceed 100%. A rate of turnover of 100% could occur, for example, if all the securities held by a Fund is replaced within a period of one year.

     TEMPORARY INVESTMENTS. The Funds (other than the money market funds) may take temporary defensive measures that are inconsistent with the Funds' normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political or other conditions. Such measures could include investments in (a) highly liquid, short-term fixed-income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. Government and its agencies, commercial paper, and bank certificates of deposit; (b) shares of other investment companies which have investment objectives consistent with those of the Fund; (c) repurchase agreements involving any such securities; and (d) other money market instruments. There is no limit on the extent to which the Funds may take temporary defensive measures. In taking such measures, the Funds may fail to achieve their investment objective.

FUTURES CONTRACTS

Each Fund (except the Money Market Funds) may enter into futures, options, and options on futures contracts for several reasons: to simulate full investment in the underlying securities while retaining a cash balance, to facilitate trading, to reduce transaction costs, or to seek higher investment returns from intermarket arbitrage opportunities when a futures contract is mispriced relative to the underlying security or index. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission (CFTC), a U.S. Government agency. To the extent required by law, a Fund will establish a segregated account containing liquid assets at least equal in value to the amount of any obligation assumed by the Fund under a futures contract.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position (buying a contract which has previously been sold, or selling a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. The Funds expect to earn interest income on their initial margin deposit.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes, to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, changes in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures markets primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. Under CFTC regulations, the Funds may use futures transactions for bona fide hedging purposes only, except that a Fund may establish non-hedging futures positions if the aggregate initial margin and premiums for such positions do not exceed 5% of the value of the Fund's assets.

     Although techniques other than the sale and purchase of futures contracts could be used to control a Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Funds will incur commission expenses in both opening and closing out futures position, these costs typically should be lower than transaction costs incurred in the purchase and sale of portfolio securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS. A Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of its total assets. In addition, a Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of its total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to effectively hedge.

     The Funds will minimize the risk that they will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the initial margin requirement for the contract. However, because the futures strategies of the Funds are engaged in only for hedging purposes, the Adviser does not believe that the Funds are subject to the risks of loss frequently associated with futures transactions. The Funds would presumably have sustained comparable losses if, instead of the futures contract, they had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Funds does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities or other characteristics than the portfolio securities being hedged. It is also possible that the Funds could both lose money on futures contracts and also experience a decline in value of their portfolio securities. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit.

The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses.

     OTHER TYPES OF DERIVATIVES. In addition to futures and options, each Fund may invest in other types of derivatives, including warrants, swap agreements and partnership or grantor trust derivative products. Derivatives are instruments whose value is linked to or derived from an underlying security. Derivatives may be traded separately on exchanges or in the over-the-counter market, or they may be imbedded in securities. The most common imbedded derivative is the call option attached to or imbedded in a callable bond. The owner of a traditional callable bond holds a combination of a long position in a non-callable bond and a short position in a call option on that bond.

     Derivative instruments may be used individually or in combination to hedge against unfavorable changes in interest rates, or to take advantage of anticipated changes in interest rates. Derivatives may be structured with no or a high degree of leverage. When derivatives are used as hedges, the risk incurred is that the derivative instrument's value may change differently than the value of the security being hedged. This "basis risk" is generally lower than the risk associated with an unhedged position in the security being hedged. Some derivatives may entail liquidity risk, i.e., the risk that the instrument cannot be sold at a reasonable price in highly volatile markets. Leveraged derivatives used for speculation are very volatile, and therefore, very risky. However, the Funds will only utilize derivatives for hedging or arbitrage purposes, and not for speculative purposes. Over-the-counter derivatives involve a counterparty risk, i.e., the risk that the individual or institution on the other side of the agreement will not or cannot meet its obligations under the derivative agreement.

     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. Each Fund is required for Federal income tax purposes to recognize as taxable income for each taxable year their net unrealized gains and losses on certain futures contracts held as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term depending on the holding period of the contract. Sales of futures contracts which are intended to hedge against a change in the value of securities held by the Funds may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for each Fund to continue to qualify for Federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or foreign currencies, or other income derived with respect to the Fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.

     Each Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

     CERTAIN OTHER TAX CONSIDERATIONS. The use of derivatives presents certain unresolved tax, legal, regulatory and accounting issues. For example, the Internal Revenue Service and/or a state taxing authority could assert that the use of derivatives does not result in income that is exempt from federal and/or state and local income taxes. In addition, interest expense incurred to purchase or carry shares of a Fund is not generally deductible for federal income tax purposes.

MUNICIPAL LEASE OBLIGATIONS

Each Fund may invest in municipal lease obligations. These securities are sometimes considered illiquid because of the inefficiency and thinness of the market in which they trade. Under the supervision of each Trust's board of trustees, the Fixed Income Group may determine to treat certain municipal lease obligations as liquid, and therefore not subject to the Funds' 15% limit on illiquid securities (10% for the Money Market Funds). The factors that the Fixed Income Group may consider in making these liquidity determinations include: (1) the frequency of trades and quotations for the security; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to underwrite and make a market in the security; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and (5) factors unique to a particular security, including general credit worthiness of the issuer, the importance to the issuer of the property covered by the lease and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by a Fund.

     In the case of any unrated municipal lease obligations, a Fixed Income Group analyst will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. In addition, the Fixed Income Group's liquidity determinations will incorporate those factors mentioned in (5) in the previous paragraph.



                               STATE RISK FACTORS

Following is a brief summary of select state factors affecting each Fund. It does not represent a complete analysis of every material fact effecting each state's debt obligations. Each summary is based on a sampling of offering statements for the debt of each state's issuers, data from independent rating agencies, and/or data reported in other public sources. The Funds have not independently verified this information, and will not update it during the year.

     In general, the credit quality and credit risk of any issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable.

CALIFORNIA RISK FACTORS

The Vanguard  California  Tax-Free Funds invest  primarily in the obligations of the State of California and various local governments, including counties, cities, special districts, agencies and authorities. The average credit rating among states in the U.S. for full "faith and credit" state debt is "Aa2" as determined by Moody's Investors Service, Inc. (Moody's), and "AA" as determined by Standard & Poor's Corporation (S&P). Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of California and State agencies, including general obligation and revenue bonds, lease debt, and notes, is now average. Prior to 1991, the State's general obligation bonds had enjoyed the highest rating by either Moody's or S&P. California's high credit quality reflected the growth of its strong and diversified economy, a low debt position, wealth levels higher than the national average, and a generally sound and stable financial position. However, California's credit quality declined after the onset of the national recession in 1990.

     California's economy, largest among the states, is also one of the largest in the world. The State's population of over 34 million has doubled since 1960 and constitutes over 12% of the U.S. total. In 1996, the California economy entered into a phase of rapid growth. Prior to this phase, personal income growth had lagged behind U.S. growth, but in each year since 1997, personal income has exceeded national levels. Per capita income, which had been 10% above the national average in 1990, fell to only 3% in 1997, but climbed back to 5% above the national average in 1999. A growing, young population, a strong higher education system, and excellent ports continue to bolster California's economic prospects. Employment and income are not concentrated in any one sector. In fact, California's economy closely mirrors that of the U.S. with slightly less manufacturing concentration in California than the U.S., and slightly more services.

     The State economy and State financial operations are exposed to the risk of cyclical national recessions. In a recession, credit quality can drop if debt issuers do not maintain a balance between revenues and expenditures. This occurred in the early 1990s when California was especially hard hit by the national recession and experienced three credit-rating downgrades by both Moody's and Standard & Poor's. The effects of recession were not strongly felt in California until 1991. Led by declines in defense-related activities and construction (especially commercial real estate), the State lost over 700,000 jobs between 1990-1993, or about 5% of non-agricultural employment. The recession resulted in a failure by State government to realize revenue and spending targets. The State budget was chronically imbalanced in 1991 and 1992. State aid was reduced, spreading fiscal stress to local governments.

     More recently, the State emerged from the recession, recovered the jobs lost earlier in the decade, and has seen a resumption of strong employment growth. Job growth has been prevalent in the high technology, entertainment, and foreign trade sectors. Despite the recent economic expansion, both State and local governments continue to be vulnerable to fiscal stress.

     Despite the overall strength of California credit quality, there are a number of additional risks. The adoption by voters of revenue and expenditure limitations, commencing with Articles XIIIA and XIIIB of the California Constitution in the late 1970s and Articles XIIIC and XIIID in 1996, have placed many local governments under a degree of fiscal stress which continues. Court decisions and the adoption of subsequent propositions has softened many of the effects of these limitations. However, it should be noted that California voters have demonstrated a willingness to utilize the statutory initiative process to curtail the financial operations of state and local government, as well as to increase public debt. This willingness is a continuing risk to debt holders.

     Another risk resulting from Article XIIIA concerns the security provisions for debt repayment. Since 1986, general obligation debt issued by local governments has required voter approval by a two-thirds majority. As a result, much of tax-backed debt now issued by California local governments is not general obligation debt, does not have "full faith and credit" backing, and has higher credit risk and more limited bondholder rights.

     Some risks in California apply more to local issuers than to state government. In areas of very rapid population growth, the costs of building public infrastructure are very high, large amounts of municipal bonds are being sold, and debt burden is increasing. In some parts of California, there is also a fear that population growth may possibly limit future economic growth due to transportation and air pollution problems.

     California has been burdened with unexpected repercussions from electricity market deregulation and adverse developments in the electric utilities industry. These include imbalances between supply and demand, unexpectedly high and volatile generating costs, decreased system reliability, increased competitive pressures, deterioration in the financial condition and credit quality of electric utilities, and the effects of changing environmental, safety, licensing, and other requirements. Additional risks exist and others may develop in the future. The timing and success of any market, regulatory, legislative, or other solution to these problems is uncertain.

     Finally, California is subject to unique natural hazard risks. Earthquakes can cause localized economic harm which could limit the ability of governments to repay debt. Cycles of drought and flooding are also concerns insofar as they affect agricultural production, power generation, and the supply of drinking water. In addition, drought can limit the ability of certain public utilities to repay debt.

FLORIDA RISK FACTORS

Vanguard Florida Tax-Free Fund invests at least 80% of its assets in municipal bonds of the Florida State government, the State's agencies and authorities, and various local governments, including counties, cities, towns, special districts, and authorities.

     The average credit rating among states in the U.S. for full "faith and credit" state debt is "Aa" as determined by Moody's and "AA" as determined by S&P. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of Florida and the State's agencies and authorities, including general obligation and revenue bonds, lease debt, and notes, is comparable with the average for U.S. states. Florida's general obligation bonds have been rated in the "AA" category by both rating agencies for over two decades, during which period the State's obligations could be characterized as providing high-grade security with a very strong capacity for timely repayment of debt. In 1997, S&P upgraded the State of Florida's rating to "AA+" reflecting healthy finances and a strong economy.

     The State of Florida's economy is characterized by a large service sector, a dependence on the tourism and construction industries, and a large retirement population. The management of rapid growth has been the major challenge facing state and local governments. While attracting many senior citizens, Florida also offers a favorable business environment and growing employment opportunities that have continued to generate working-age population immigration. As this growth continues, particularly within the retirement population, the demand for both public and private services will increase, which may strain the service sector's capacity and impede the State's budget balancing efforts.

     The primary vulnerability in the Florida economy is exposure to the business cycle affecting both the tourism and construction industries. Gasoline prices and supply can impact tourism. An economic recession reached Florida in 1991 and impacted the service sector considerably, causing the State to experience an actual job loss for the first time in decades. While Florida's aerospace and defense contracting industries are now in decline, the State's manufacturing economy has diversified into high-tech and electronic equipment and has been strengthened by a growth in exports. Furthermore, construction jobs as a percent of total jobs in the State have declined during the late 1980s, reducing cyclical risk. The outlook for the Florida economy in 2001 is a moderating economy reflecting continual immigration, stabilization in the tourist industry, and a diversifying services and manufacturing economy.

     Personal income levels in Florida are less sensitive to economic downturns than in the U.S., as a whole, since Florida is home to a greater concentration of senior citizens who rely on dividends, interest, Social Security, and pension benefits, which fluctuate less with the business cycle than does employment income.

     Debt levels in the State of Florida are moderate to high, reflecting the tremendous capital demands associated with rapid population growth. Florida is unusual among states in that all general obligation "full faith and credit" debt issues of municipalities must be approved by public referendum and are, therefore, relatively rare. Most debt instruments issued by local municipalities and authorities have a more narrow pledge of security, such as a sales tax stream, special assessment revenue, user fees, utility taxes, or fuel taxes. Credit quality of such debt instruments tends to be somewhat lower than that of general obligation debt. The State of Florida issues general obligation debt for a variety of purposes; however, the State constitution requires a specific revenue stream to be pledged to State general obligation bonds as well.

     The market for Florida bonds secured by municipal leases suffered for a period in the early 1990s due to the default of the State of Florida on a private placement lease financing of an office building in 1989 and several episodes of public consideration (although never carried out) by Brevard County to not appropriate funds to meet its obligation under a tax-exempt lease financing. More recently the Florida municipal lease market has performed well with strong liquidity. Municipal lease financings utilizing master lease structures are well accepted in the marketplace and have become the primary vehicle used by Florida school districts to finance capital projects. In May, 1998, the first series of state Lottery Revenue bonds were issued from a total authorization of $2.5 billion, providing a new dedicated revenue source to address educational capital needs.

     The State of Florida generated steadily increasing fund balances during the 1980s as the State experienced record growth. However, the State experienced budget strain during the early 1990s due to an economic recession. The State's dependence on the sales tax as a primary source of revenue compounded the recession's impact. State officials acted quickly and responsibly to maintain a balanced budget by revising revenue projections and controlling spending. Such responsible fiscal management enhances overall credit quality in the State of Florida.

     From the middle to the end of the 1990s, State finances were particularly strong with large surpluses and strong reserves. State officials, however, still face tremendous capital and operating pressures due to the growth that will continue to strain the State's narrow revenue base. Future budgets may require a wider revenue base to meet such demands; the most likely candidate for such revenue enhancement is a tax on consumer services. The creation of a Florida personal income tax is a very remote possibility, since it would require an amendment to the State's Constitution and a higher level of political support than has currently been generated.

     Florida has a long history of strong budget control, along with a sizable budget stabilization reserve that together provide significant flexibility to manage the state's financial position in the future.

MASSACHUSETTS RISK FACTORS

Vanguard Massachusetts Tax-Exempt Fund invests primarily in obligations of the Commonwealth of Massachusetts and its local governments, including counties, cities, townships, special districts, agencies, and authorities. As a result of this investment focus, events in Massachusetts are likely to affect the Fund's investment performance. These events may include:
-    Public policy changes.
-    Economic and tax base erosion.
-    Limits on tax increases.
-    Budget deficits and other financial difficulties.
-    Changes in ratings assigned to municipal issuers.

     PUBLIC POLICY. Since 1990, there have been limitations on the amount of direct bonds that the Commonwealth may have outstanding in a fiscal year. In addition, there has been a 10% limit on the annual spending for repayment of principal and payment of interest on general obligation debt of the
Commonwealth. Each of these limitations may be changed by the Massachusetts legislature.

     ECONOMIC AND TAX BASE. With an estimated population of 6.3 million, the Commonwealth's population has increased by 2.6% over the last decade, almost one-fourth of the U.S. rate of growth. As of October 2001, the Commonwealth's unadjusted unemployment rate was x.x% compared to a national average of x.x%. Per capita personal income in the Commonwealth has historically exceeded that of the U.S. and for 2000 was xx% above the national average.

     LIMITS ON TAX INCREASES. In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property. It also limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although the limitations of Proposition 2 1/2 on tax increases may be overridden and amounts for debt service and capital expenditures excluded from such limitation by the voters of the relevant municipality, Proposition 2 1/2 will continue to restrain significantly the ability of cities and towns to pay for local services. To offset shortfalls experienced by local governments as a result of Proposition 2 1/2, the Commonwealth has significantly increased direct local aid since 1981, but this aid may be reduced during times of fiscal stress.

     FISCAL HEALTH. Certain cities and towns within the Commonwealth, and the Commonwealth itself, have at times experienced serious financial difficulties which have adversely affected their credit standing. While it last experienced a budget deficit in 1990, the Commonwealth has posted consistent surplus operations since then and currently enjoys a sound financial position. Fiscal year 2000 operating fund balances ended strong at 9% of expenditures. However, Commonwealth debt levels remain well above average. Per capita state debt of $2,900 is third highest in the U.S., where the median is about $540. In addition, the Commonwealth currently has significant unfunded liabilities relating to its pension funds.

     RATINGS ASSIGNED TO MUNICIPAL ISSUERS. In general, the ratings assigned to any municipal issuer's debt depend on the state and local economy, the health of the issuer's finances, the amount of the issuer's debt, the quality of management, and the strength of legal provisions in debt documents that protect debt holders. Credit risk is usually lower wherever the economy is strong, growing and diversified; financial operations are sound; and the debt burden is reasonable. The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the Commonwealth of Massachusetts and its agencies, including general obligation and revenue bonds, lease debt, and notes is now stable, but slightly above average at a full faith and credit rating of Aa2 (Moody's) and AA- (S&P).

NEW JERSEY RISK FACTORS

The Vanguard New Jersey Tax-Free Funds invest primarily in the obligations of New Jersey State government and various local governments, including counties, cities, special districts, agencies and authorities.

     The average rating among states in the U.S. for full faith and credit state debt is "Aa" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New Jersey and state agencies, including general obligation and revenue bonds, and lease debt, compares very favorably. In general, New Jersey's high credit quality over time reflects the strong growth and diversification of its economy, a manageable debt position, wealth levels much higher than the national average, and stable financial position. New Jersey remains a wealthy state, and continues to be the second wealthiest after Connecticut. Per capita state income is 28% higher than the U.S. average.

     The State's debt burden is manageable in relation to the State's wealth and resources, but has increased significantly since 1991 as the State has financed capital outlays previously funded out of current revenues such as transportation improvements and pension liabilities. Tax-supported debt as measured against income and population is now among the highest in the U.S. However, debt retirement is rapid even though debt service has a modest claim on State revenues. Debt levels are expected to increase as the State and the local school districts began borrowing in 2001 under the new School Construction Program.

     After a decade of sound financial operations in the 1980s, characterized by robust increases in revenues and fund balances, the State faced several years of budgetary distress in the early 1990s. Declining tax revenues and swelling expenditures for Medicaid, public assistance, and corrections generated repeated budget gaps that the State was able to close only by utilizing non-recurring revenue sources. Most recently an improving state and national economy has resulted in increased revenues and some moderation in budget strain despite significant tax cuts.

     A positive credit factor for local government in New Jersey is the strong State oversight of local government operations. The State can and has seized control of mismanaged jurisdictions. In general, the high level of wealth and the strong economic base in the State have resulted in credit quality for local government that is among the highest in the U.S. In addition, the State guarantees the debt service of many local government bond issues such as those for school districts.

     Despite the strengths of New Jersey credit quality, there are risks. New Jersey has a number of older urban centers, including Newark and Camden, that present a continuing vulnerability with respect to economic and social problems. The cost of financing solid waste management continues to be a challenge to local government. There is pressure for property tax reform, and this too could adversely affect State finances in the future.

NEW YORK RISK FACTORS

The Vanguard New York Tax-Free Funds invest primarily in the obligations of New York State government, State agencies, State authorities and various local governments, including counties, cities, towns, special districts, and authorities.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of the State of New York and State agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt, and notes, compares somewhat unfavorably, although in December 2000, S&P upgraded the State's general obligation debt to "AA." However, during most of the last two decades, the State's general obligation bonds have been rated just below this average by both rating agencies. Additionally, the State's credit quality could be characterized as more volatile than that of other states, since the State's credit rating has been upgraded and downgraded much more often than usual. This rating has fluctuated between "Aa" and "A" since the early 1970s. Nonetheless, during this period the State's obligations could still be characterized as providing upper medium grade security, with a strong capacity for timely repayment of debt. The wealth of New York State, as well as the size and diversity of its economy, serve to limit the credit risk of its securities. New York ranks third among the states in per capita personal income, which is 19% above the U.S. average. During most of the 1980s, economic indicators for New York, including income and employment growth and unemployment rates, outperformed the nation as a whole. The engine of growth for the State in the past decade was the surge in financial and other services, especially in New York City. Manufacturing centers in upstate New York, which more closely parallel the Midwestern economy, suffered during the 1970s and early 1980s. The upstate economy continues to be characterized by cities with aging populations and aging manufacturing plants.

     Credit risk in New York State is heightened by a large and increasing debt burden, historically marginal financial operations, limited revenue-raising flexibility, and the uncertainty of the future credit quality of New York City, which comprises 40% of the State's population and economy. Combined state and local debt per capita is about 50% above the U.S. average, and debt service expenditures have been growing as a claim on the State and City budget. New York's debt structure is also complicated; to circumvent voter approval, much state debt is issued by agencies, is not backed by the State's full faith and credit and therefore has lower credit ratings. Although the State enacted statutory debt reform measures in 2000, it will take a number of years for these to substantially impact the State's debt posture. Moreover, New York's ability to raise revenues is limited, since combined state and local taxes are among the highest in the nation as a percent of personal income. Recent state budgets have been balanced, and consistent operating surpluses have been recorded. State personal income tax cuts have been offset by strong revenue performance emanating from Wall Street and by solid expenditure restraint. Major areas of credit strength continue to exist in localities in Long Island (although Nassau County was placed under limited State oversight in 2000 due to fiscal distress), and north of New York City where affluent population bases continue to exist.

     New York State's future credit quality will be heavily influenced by the future of New York City. New York City's economic and financial performance in recent years has been strong due to high levels of Wall Street profitability and tourism. The City faces daunting challenges in combating deteriorating infrastructure and serious social problems of housing, health, education and public safety. So far, City government has demonstrated an ability to keep abreast of these problems, but the City's and the State's ability to meet these challenges will be a continuing risk factor.

OHIO RISK FACTORS

The Vanguard Ohio Tax-Free Funds invest most of their assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Funds are therefore susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may affect the Funds. The information does not apply to "conduit" obligations in which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available documents, and is believed to be accurate.

     The timely payment of principal and interest on many Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Funds or other parties. The timely payment of debt service on Ohio Obligations that are so insured may not be subject to the factors referred to in this section of the Statement of Additional Information.

     Ohio  is the  seventh  most  populous  state.  Its  1990  Census  count  of
10,847,000   indicated  a  0.5%  population  increase  from  1980.  Its  current population is 11.3 million, a 4.2% increase from 1990.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 15% of total employment in agribusiness. The State's economy has also benefited by improved manufacturing productivity and a strong export position which helped shield the State's economy from domestic recession in the early 1990s.

     There can be no assurance that future national, regional or statewide economic difficulties, and the resulting impact on state or local government finances generally, will not adversely affect the market value of Ohio Obligations held in the Funds or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     Ohio's debt burden is moderate, and the State and most local governments observe prudent debt management practices. With a history of operating surpluses and a healthy rainy day fund, the State's finances remain sound and poised to generate enhanced balances as the national economy shows signs of slowing growth. Current cash and fund balance levels are exceptionally strong today. The State ended fiscal year 2000 with a GAAP fund balance of $324 million and over $1 billion in its Budget Reserve Fund.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. These procedures include general and selected reductions in appropriations spending.

     The State's incurrence or assumption of direct debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection, or defend the State in war.)

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Such State obligations are generally secured by biennial appropriation lease agreements with the State.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are dependent upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (on a statewide basis, approximately 50%) of their operating moneys from State subsidies, but are dependent on local property taxes, and in approximately one-fifth of the districts, from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has challenged the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution. The trial court decided that steps taken to date by the State to enhance school funding have not met the requirements of the Supreme Court decision. A small number of the State's 611 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $71.1 million for 29 districts in FY 1996 (including $42.1 million for one), $113.2 million for 12 districts in FY 1997 (including $90 million to one for restructuring its prior loans), $23.4 million for 10 districts in FY 1998, $12 million for 10 districts in 1999, and $16 million for 12 districts in 2000.

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations, and, with other local governments, receive local government support and property tax relief moneys distributed by the State. For those few municipalities that on occasion have faced significant financial problems, there are statutory procedures for a joint state/local commission to monitor the municipality's fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. Since inception in 1979, these procedures have been applied to 12 cities and 14 villages; for 19 of them the fiscal situation was resolved and the procedures terminated. At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy (including a levy for un-voted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

PENNSYLVANIA RISK FACTORS

Vanguard Pennsylvania Tax-Free Funds invest primarily in the obligations of Pennsylvania State government, State agencies and various local governments, including counties, cities, townships, special districts, and authorities.

     The average rating among American states for full faith and credit state debt is "Aa" and "AA" by Moody's and S&P, respectively. Against this measure and the criteria listed above, the credit risk associated with direct obligations of Pennsylvania and state agencies, including general obligation and revenue bonds, lease debt, and notes, is similar. The ratings of Pennsylvania General Obligations bonds by Moody's and by S&P as of November 30, 2001, were "Aa2"/"AA". Factors contributing positively to credit quality in Pennsylvania include a favorable debt structure, a diversifying economic base, and conservatively managed financial operations on the part of state government.

     The five-year period ending with fiscal 2001 was a time of economic growth with modest rates of growth at the beginning and larger increases during the most recent years. Throughout the period, inflation has remained relatively low, helping to restrain expenditure growth.

     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.

     The Commonwealth's 2001 fiscal year ended with an unappropriated surplus (prior to the transfer to the Tax Stabilization Reserve Fund) of over $800 million. Transfers to the Tax Stabilization Reserve Fund totaled $108 million for fiscal year 2000, and with interest earnings, the reserve reached $1.1 billion, or 5.4% of revenues.

     Pennsylvania historically had been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel, and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment, and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education, and financial institutions.

     Nonagricultural employment in Pennsylvania over the ten year period that ended in 2000 increased at an annual rate of 1.0%. This compares to a 2.0% rate for the United States as a whole during the period 1990 through November 2000. The unemployment rate in Pennsylvania as of November 2001, stood at a seasonably adjusted rate of x.x%. The seasonably adjusted national unemployment rate as of November 2001 was x.x%.

     The estimate in the enacted budget for Commonwealth revenues to be received during fiscal year 2002 is based upon an economic forecast for real gross domestic product to grow at a x.x% rate from the second quarter of 2001 to the second quarter of 2002. This rate of growth for real gross domestic product represents an expected slow-down in national economic growth compared to the rate of growth in fiscal 2001. The more modest economic growth rate is anticipated to be a response to a slower rate of consumer spending to a level consistent with personal income gains and to smaller increases in business investment as interest rates rise and profit gains are weak. Trends for the Pennsylvania economy are expected to maintain their current close association with national economic trends.

     According to a Pennsylvania Department of Revenue press release, Pennsylvania collected $1.8 billion in General Fund revenues in January, which is $24.5 million, or 1.4% more than anticipated. Fiscal year-to-date General Fund collections total $10.7 billion, which is $28.4 million, or 0.3% above estimate.

     On February 6, 2001, Pennsylvania Governor Ridge proposed a $20.8 billion budget for the fiscal year 2002, which is an increase of $793 million, or 4%. The proposed budget includes $216.9 million in tax reductions. The economic outlook in the official materials summarizing the proposed budget notes that the U.S. economy is making a transition to a modestly growing economy from one with very strong economic growth.

     There is various litigation pending against the Commonwealth, its officers, and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.

     A number of local governments in the Commonwealth, most notably Philadelphia, have from time to time faced fiscal stress, and were unable to address serious economic, social, and health care problems within revenue constraints. Philadelphia's credit prospects have significantly improved but remain a challenge to the credit quality of Pennsylvania, longer term.

                    FLORIDA INTANGIBLE PERSONAL PROPERTY TAX

Although Florida does not impose a state personal income tax, it does impose an intangible personal property tax (the intangibles tax) on intangible property having a taxable situs in Florida. The intangibles tax is imposed on the value of certain intangible personal property, including shares of a mutual fund. There is an exemption, however, for shares of a mutual fund, such as the Florida Fund, that is organized as a business trust, provided that, on the January 1 assessment date, at least 90% of the net asset value of the portfolio of assets corresponding to such shares consists of exempt property. Exempt property includes notes, bonds, and other obligations issued by the State of Florida or its municipalities, counties and other taxing districts or by the United States Government and its agencies. Under this rule, shares of the Vanguard Florida Tax-Exempt Fund are expected to be exempt from the Florida intangible personal property tax.

                             YIELD AND TOTAL RETURN

The yield of each Fund for the 30-day period (7-day period for the Money Market Funds) ended November 30, 2001, is set forth below for the then-available share class:

     FUND                                                        YIELD
     ----                                                        -----
     Vanguard California Tax-Exempt Money Market Fund            x.xx%
     Vanguard California Intermediate-Term Tax-Exempt Fund       x.xx%
     Vanguard California Long-Term Tax-Exempt Fund               x.xx%
     Vanguard Florida Long-Term Tax-Exempt Fund                  x.xx%
     Vanguard Massachusetts Tax-Exempt Fund                      x.xx%
     Vanguard New Jersey Tax-Exempt Money Market Fund            x.xx%
     Vanguard New Jersey Long-Term Tax-Exempt Fund               x.xx%
     Vanguard New York Tax-Exempt Money Market Fund              x.xx%
     Vanguard New York Long-Term Tax-Exempt Fund                 x.xx%
     Vanguard Ohio Tax-Exempt Money Market Fund                  x.xx%
     Vanguard Ohio Long-Term Tax-Exempt Fund                     x.xx%
     Vanguard Pennsylvania Tax-Exempt Money Market Fund          x.xx%
     Vanguard Pennsylvania Long-Term Tax-Exempt Fund             x.xx%

     The average annual total returns of each Fund (both before and after taxes, were applicable) for the one-, five-, and ten-year periods ended November 30, 2001, are set forth below:

                                   1 YEAR ENDED   5 YEARS ENDED   10 YEARS ENDED
FUND                                11/30/2001      11/30/2001      11/30/2001
----                                ----------      ----------      ----------
VANGUARD CALIFORNIA
  TAX-EXEMPT MONEY MARKET FUND         x.xx%           x.xx%           x.xx%
VANGUARD CALIFORNIA
  INTERMEDIATE-TERM TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx*
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx*
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx*
VANGUARD CALIFORNIA LONG-TERM
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx
VANGUARD FLORIDA LONG-TERM
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx*
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx*
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx*
VANGUARD MASSACHUSETTS
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx*            N/A
  Return After Taxes on
    Distributions                      x.xx            x.xx*            N/A
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx*            N/A
VANGUARD NEW JERSEY
  TAX-EXEMPT MONEY MARKET FUND         x.xx            x.xx            x.xx
VANGUARD NEW JERSEY LONG-TERM
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx
VANGUARD NEW YORK TAX-EXEMPT
  MONEY MARKET FUND                    x.xx            x.xx*            N/A
VANGUARD NEW YORK LONG-TERM
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions and Sale of          x.xx            x.xx            x.xx
    Fund Shares
VANGUARD OHIO TAX-EXEMPT
  MONEY MARKET FUND
VANGUARD OHIO LONG-TERM
  TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx
VANGUARD PENNSYLVANIA
  TAX-EXEMPT MONEY MARKET FUND         x.xx            x.xx            x.xx
VANGUARD PENNSYLVANIA
  LONG-TERM TAX-EXEMPT FUND
  Return Before Taxes                  x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions                      x.xx            x.xx            x.xx
  Return After Taxes on
    Distributions and Sale of
    Fund Shares                        x.xx            x.xx            x.xx

*Since Inception:
 California Intermediate-Term Tax Exempt Fund--March 4, 1994
 Florida Long-Term Tax-Exempt Fund--September 1, 1992
 Massachusetts Tax-Exempt Fund--December 9, 1998
 New York Tax-Exempt Money Market Fund--September 3, 1997

AVERAGE ANNUAL TOTAL RETURN

Average annual total return is the average annual compounded rate of return for the periods of one year, five years, and ten years, all ended on the last day of a recent month. Average annual total return quotations will reflect changes in the price of the Fund's shares and assume that all dividends and capital gains distributions during the respective periods were reinvested in Fund shares. Average annual total returns are quoted to the nearest hundredth of one percent.

AVERAGE ANNUAL TOTAL RETURN (BEFORE TAXES)

Average annual total return is calculated by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               T = (ERV/P)1/n - 1
     Where:
              T    =average annual total return
              P    =a hypothetical initial investment of $1,000
              n    =number of years
            ERV    =ending  redeemable value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, and 10-year periods (or fraction portion thereof)
Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period. Adjustments may be made for subsequent re-characterizations of distributions.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS)
We calculate a fund's average annual total return (after taxes on distributions) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                               T = (ATVD/P)1/n - 1
     Where:
              T    =average annual total return (after taxes on distributions)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
           ATVD    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus. Assume that the redemption has no tax consequences.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTION)

We calculate a fund's average annual total return (after taxes on distributions and redemption) by finding the average annual compounded rates of return over the 1-, 5-, and 10-year periods (or for the periods of the fund's operations) that would equate the initial amount invested to the after-tax ending value, according to the following formulas:

                              T = (ATVDR/P)1/n - 1
     Where:
              T    =average  annual total return  (after taxes on  distributions and redemption)
              P    =a hypothetical initial investment of $1,000
              n    =number of years
          ATVDR    =ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof), after taxes on fund distributions and redemption

Instructions:

1. Assume the maximum sales load (or other charges deducted from payments) is deducted from the initial $1,000 investment.

2. Assume all distributions by the fund--less the taxes due on such distributions--are reinvested at the price stated in the prospectus (including any sales load imposed upon reinvestment of dividends) on the reinvestment dates during the period.

3. Include all recurring fees that are charged to all shareholder accounts. For any account fees that vary with the size of the account, assume an account size equal to the fund's mean (or median) account size. Assume that no additional taxes or tax credits result from any redemption of shares required to pay such fees. Reflect, as appropriate, any recurring fees charged to shareholder accounts that are paid other than by redemption of the fund's shares.

4. Calculate the taxes due on any distributions by the fund by applying the highest individual marginal federal income tax rates in effect on the reinvest date, to each component of the distributions on the reinvestment date (e.g., ordinary income, short-term capital gain, long-term capital gain). For periods after December 31, 1997, the federal marginal tax rates used for the calculations are 39.6% for ordinary income and short-term capital gains and 20% for long-term capital gains. Note that the applicable tax rates may vary over the measurement period. Distributions should be adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date. Assume no taxes are due on the portion of any distribution that would not result in federal income tax on an individual, e.g., tax-exempt interest or non-taxable returns of capital. The effect of applicable tax credits, such as the foreign tax credit, should be taken into account in accordance with federal tax law. Disregard any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes); the effect of phaseouts of certain exemptions, deductions, and credits at various income levels; and the impact of the federal alternative minimum tax.

5. Determine the ending value by assuming a complete redemption at the end of the 1-, 5-, or 10-year periods (or fractional portion thereof) and the deduction of all nonrecurring charges deducted at the end of each period. If shareholders are assessed a deferred sales load, assume the maximum deferred sales load is deducted at the times, in the amounts, and under the terms disclosed in the prospectus.

6. Determine the ending value by subtracting capital gains taxes resulting from the redemption and adding the tax benefit from capital losses resulting from the redemption.

     (a)  Calculate the capital gain or loss upon  redemption by subtracting the
          tax  basis  from  the  redemption   proceeds   (after   deducting  any
          nonrecurring charges as specified by Instruction 5).

     (b) The fund should separately track the basis of shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. In determining the basis for a reinvested distribution, include the distribution net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis should be adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal tax law.

     (c) The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption should be separately determined for shares acquired through the $1,000 initial investment and each subsequent purchase through reinvested distributions. The fund should not assume that shares acquired through reinvestment of distributions have the same holding period as the initial $1,000 investment. The tax character should be determined by the length of the measurement period in the case of the initial $1,000 investment and the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions.

     (d) Calculate the capital gains taxes (or the benefit resulting from tax losses) using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal tax law applicable on the redemption date. For example, applicable federal tax law should be used to determine whether and how gains and losses from the sale of shares with different holding periods should be netted, as well as the tax character (e.g., short-term or long-term) of any resulting gains or losses. Assume that a shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the taxpayer may deduct the capital losses in full.

CUMULATIVE TOTAL RETURN

Cumulative total return is the cumulative rate of return on a hypothetical initial investment of $1,000 for a specified period. Cumulative total return quotations reflect changes in the price of each Fund's shares and assume that all dividends and capital gains distributions during the period were reinvested in each Fund's shares. Cumulative total return is calculated by finding the cumulative rates of a return of a hypothetical investment over such periods, according to the following formula (cumulative total return is then expressed as a percentage):

                                C = (ERV/P) - 1

  Where:

              C    =cumulative total return
              P    =a hypothetical initial investment of $1,000
            ERV    =ending redeemable value: ERV is the value, at the end
                    of the applicable period, of a hypothetical $1,000 investment made at the beginning of the applicable period.

SEC YIELDS

Yield is the net annualized yield based on a specified 30-day (or one month) period assuming semiannual compounding of income. Yield is calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

                         YIELD = 2[((A-B)/CD+1)/6/ - 1]

  Where:

              a    =dividends and interest earned during the period
              b    =expenses accrued for the period (net of reimbursements)
              c    =the average daily number of shares outstanding during
                    the period that were entitled to receive dividends
              d    =the maximum offering price per share on the last day of
                    the period

                    CALCULATION OF YIELD (MONEY MARKET FUNDS)

The current yield of the Money Market Fund of each Trust is calculated daily on a base period return of a hypothetical account having a beginning balance of one share for a particular period of time (generally 7 days). The return is determined by dividing the net change (exclusive of any capital changes) in such account by its average net asset value for the period, and then multiplying it by 365/7 to get annualized current yield. The calculation of net change reflects the value of additional shares purchased with the dividends by the Fund, including dividends on both the original share and on such additional shares. An effective yield, which reflects the effects of compounding and represents an annualization of the current yield with all dividends reinvested, may also be calculated for the Fund by adding 1 to the net change, raising the sum to the 365/7 power, and subtracting 1 from the result.

     Set forth below is an example, for purposes of illustration only, of the current and effective yield calculations for the Money Market Fund of each applicable Trust for the 7-day base period ended November 30, 2001:

                                CALIFORNIA TAX-EXEMPT  NEW JERSEY TAX-EXEMPT
                                  MONEY MARKET FUND      MONEY MARKET FUND
                                  -----------------      -----------------
Value of account at beginning
  of period . . . . . . . . . .          $1.00000             $1.00000
Value of same account at end
  of period*. . . . . . . . . .          $1.000xx             $1.000xx
Net change in account value . .          $0.000xx             $0.000xx
Annualized current net yield
(Net change x 365/7) / average
  net asset value . . . . . . .             x.xx%                x.xx%
Effective Yield
(Net change) + 1]365/7 - 1 . .              x.xx%                x.xx%
Average weighted maturity of
  investments . . . . . . . . .           xx days              xx days

*Exclusive of any capital changes.

                                 NEW YORK TAX-EXEMPT      OHIO TAX-EXEMPT
                                  MONEY MARKET FUND      MONEY MARKET FUND
                                  -----------------      -----------------
Value of account at beginning
  of period . . . . . . . . . .          $1.00000             $1.00000
Value of same account at end
  of period*. . . . . . . . . .          $1.000xx             $1.000xx
Net change in account value . .          $0.000xx             $0.000xx
Annualized current net yield
(Net change x 365/7) / average
  net asset value . . . . . . .             x.xx%                x.xx%
Effective Yield
(Net change) + 1] 365/7 - 1 . .             x.xx%                x.xx%
Average weighted maturity of
  investments . . . . . . . . .           xx days              xx days

*Exclusive of any capital changes.

                                                     PENNSYLVANIA TAX-EXEMPT
                                                       MONEY MARKET FUND
                                                       -----------------
Value of account at beginning of period . . . . .            $1.00000
Value of same account at end of period* . . . . .            $1.000xx
Net change in account value . . . . . . . . . . .            $0.000xx
Annualized current net yield
(Net change x 365/7) / average net asset value. .               x.xx%
Effective Yield
[(Net change)+1] 365/7 - 1. . . . . . . . . . . .               x.xx%
Average weighted maturity of investments. . . . .             xx days

*Exclusive of any capital changes

     Each Money Market Fund seeks to maintain, but does not guarantee, a constant net asset value of $1.00 per share. The yield of the Fund will fluctuate. Although the Money Market Funds invest in high-quality instruments, the shares of the Funds are not insured or guaranteed by the U.S. Government. Each Fund has obtained private insurance that partially protects its Money Market Fund against default of principal or interest payments on some of the instruments it holds, and against bankruptcy by issuers and credit enhancers of these instruments. Treasury and other U.S. Government securities held by the Funds are excluded from this coverage. The annualization of a week's dividend is not a representation by the Fund as to what an investment in the Fund will actually yield in the future. Actual yields will depend on such variables as investment quality, average maturity, the type of instruments the Fund invests in, changes in interest rates on instruments, changes in the expenses of the Fund and other factors. Yields are one basis investors may use to analyze the Funds, and other investment vehicles; however, yields of other investment vehicles may not be comparable because of the factors set forth in the preceding sentence, differences in the time periods compared, and differences in the methods used in valuing portfolio instruments, computing net asset value and calculating yield.

                             INVESTMENT MANAGEMENT

The Funds receive all investment advisory services on an "internalized," at-cost basis from an experienced investment management staff employed directly by The Vanguard Group, Inc. (Vanguard), a subsidiary jointly owned by the Funds and the other funds in The Vanguard Group of Investment Companies. The investment management staff is supervised by the senior officers of the Funds.

     The investment management staff is responsible for: maintaining the specified standards; making changes in specific issues in light of changes in the fundamental basis for purchasing such securities; and adjusting each Fund to meet cash inflow (or outflow), which reflects net purchases and exchanges of shares by investors (or net redemptions of shares) and reinvestment of the Fund's income.

     The Funds' board of trustees oversees each Fund's management and performance on a regular basis. In addition, the board considers annually whether each Fund and its shareholders continue to benefit from the internalized management structure whereby the Fund receives investment management services at-cost from Vanguard's Fixed Income Group. The board has a standing request that Vanguard provide the board with certain information the board has deemed important to evaluating the short- and long-term performance of each Fund's internalized management. This information includes monthly, quarterly, and annual performance analyses from Vanguard. Each Fund's portfolio managers meet with the board from time to time to discuss the management and performance of the fund and respond to the board's questions concerning the Fund's performance.

     When the board considers whether to continue the internalized management structure of each Fund, the board takes into account numerous factors, including:

-    The nature, extent, and quality of the services provided.

-    Investment performance of the Fund.

-    Fair market value of the services provided.

- Comparative analysis of expense ratios of, and advisory fees paid by, similar funds.

- Control of the operating expenses of each Fund, such as transaction costs, including ways in which portfolio transactions for the Fund are conducted and brokers are selected.

     Based upon its most recent evaluation of the investment staff, the portfolio management process, the short- and long-term performance, and the at-cost, internalized management arrangements for each Fund, the board determined that it would be in the best interests of each Fund's shareholders to continue its internalized management arrangements.

                             PORTFOLIO TRANSACTIONS

HOW TRANSACTIONS ARE EFFECTED

The types of securities in which the Funds invest are generally purchased and sold through principal transactions, meaning that the Funds normally purchase securities directly from the issuer or a primary market-maker acting as principal for the securities on a net basis. Brokerage commissions are not paid on these transactions, although the purchase price for securities usually includes an undisclosed compensation. Purchases from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices). During the fiscal years ended November 30, 1999, 2000, and 2001, the Funds did not pay any brokerage commissions.

HOW BROKERS AND DEALERS ARE SELECTED

Vanguard's Fixed Income Group (the Group) chooses brokers or dealers to handle the purchase and sale of the Funds' securities, and is responsible for getting the best available price and most favorable execution for all transactions. When the Funds purchase a newly issued security at a fixed price, the Group may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Funds to offset their management expenses. The Group is required to seek best execution of all transactions and is not authorized to pay a brokerage commission in excess of that which another broker might have charged for effecting the same transaction solely on account of the receipt of research or other services.

HOW THE REASONABLENESS OF BROKERAGE COMMISSIONS IS EVALUATED

As previously explained, the types of securities that the Funds purchase do not normally involve the payment of brokerage commissions. If any brokerage commissions are paid, however, the Fixed Income Group will evaluate their reasonableness by considering: (a) historical commission rates; (b) rates which other institutional investors are paying, based upon publicly available information; (c) rates quoted by brokers and dealers; (d) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved; (e) the complexity of a particular transaction in terms of both execution and settlement; (f) the level and type of business done with a particular firm over a period of time; and (g) the extent to which the broker or dealer has capital at risk in the transaction.

                               PURCHASE OF SHARES

The purchase price of shares of each Fund is the net asset value per share next determined after the order is received. The net asset value per share is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     Each Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

Each Fund may suspend redemption privileges or postpone the date of payment (i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Commission, (ii) during any period when an emergency exists as defined by the Commission as a result of which it is not reasonably practicable for a Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.

     If the board of trustees determines that it would be detrimental to the best interests of the remaining shareholders of a Fund to make payment wholly or partly in cash, a Fund may pay the redemption price in whole or in part by a distribution in kind of securities held by a Fund in lieu of cash in conformity with applicable rules of the Commission. Investors may incur brokerage charges on the sale of such securities so received in payment of redemptions.

     No charge is made by a Fund for redemptions except for wire redemptions of under $5,000 which may be charged a maximum fee of $5.00. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.

                                  SHARE PRICE

Each Fund's share price, called its net asset value, or NAV, is calculated each business day after the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. Net asset value per share is computed by dividing the net assets attributed to each share class by the number of Fund shares outstanding for that class. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

     Bonds held by a Vanguard fund are valued based on information furnished by an independent pricing service or market quotations. Certain short-term debt instruments used to manage a fund's cash, and the instruments held by a money market fund, are valued on the basis of amortized cost.

     When pricing-service information or reliable market quotations are not readily available, securities are priced at their fair value, calculated according to procedures adopted by the board of trustees. A fund also may use fair-value pricing if the value of a security it holds is materially affected by events occurring after the close of the primary markets or exchanges on which the security is traded. This most commonly occurs with foreign securities, but may occur in other cases as well. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

     Although the stable share price is not guaranteed, the NAV of Vanguard money market funds is expected to remain at $1 per share. Instruments are purchased and managed with that goal in mind.

     Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings. Vanguard money market fund yields can be found weekly in the money market fund listings of most major newspapers, separate from the share price listings for other mutual funds.

                            MANAGEMENT OF THE FUNDS

THE VANGUARD GROUP

Each Fund is a member of The Vanguard Group of Investment Companies, which consists of more than 100 funds. Through their jointly-owned subsidiary, The Vanguard Group, Inc. (Vanguard), the Funds obtain at-cost virtually all of their corporate management, administrative, and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard funds, including these Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each fund pays its share of Vanguard's total expenses which are allocated among the funds under methods approved by the board of trustees of each Fund. In addition, each Vanguard fund bears its own direct expenses such as legal, auditing and custodian fees.

     The officers of the funds are also officers and employees of Vanguard. No officer or employee owns, or is permitted to own, any securities of any external adviser for the Vanguard funds.

     Vanguard, Vanguard Marketing Corporation, the funds' advisers, and the funds have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for every securities trade to ensure that there is no conflict with the trading activities of the funds.

     Vanguard was established and operates under an Amended and Restated Funds' Service Agreement which was approved by the shareholders of each of the Vanguard funds. The Amended and Restated Funds' Service Agreement provides for the following arrangement: (a) each Vanguard fund may be called upon to invest up to 0.40% of its current assets in Vanguard, and (b) there is no restriction on the maximum aggregate cash investment that the Vanguard funds may make in Vanguard. The amounts which each of the Vanguard funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each fund's relative net assets and its contribution to Vanguard's capital.

     For the fiscal year ended November 30, 2001, the Funds had contributed capital to Vanguard (included in other assets) as represented below:

                                           PERCENT OF EACH    TOTAL AMOUNT      PERCENT OF
                                           FUND'S AVERAGE    CONTRIBUTED BY     VANGUARD'S
FUND                                          NET ASSETS        THE FUNDS     CAPITALIZATION
----                                          ----------        ---------     --------------
Vanguard California Tax-Free Funds               0.xx%             x.xx%           x.xx%
Vanguard Florida Tax-Free Fund                   0.xx              x.xx            x.xx
Vanguard Massachusetts Tax-Exempt Fund           0.xx              x.xx             N/A
Vanguard New Jersey Tax-Free Funds               0.xx              x.xx            x.xx
Vanguard New York Tax-Free Funds                 0.xx              x.xx            x.xx
Vanguard Ohio Tax-Free Funds                     0.xx              x.xx            x.xx
Vanguard Pennsylvania Tax-Free Funds             0.xx              x.xx            x.xx

     MANAGEMENT. Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting; and (7) review and evaluation of advisory and other services provided to the Vanguard funds by third parties.

     DISTRIBUTION. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., provides all distribution and marketing activities for the funds in the Group. The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of The Vanguard Group. The trustees and officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the funds based upon their relative net assets. The remaining one half of these expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a Group, provided, however, that no fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for The Vanguard Group, and that no fund shall incur annual distribution expenses in excess of 20/100 of 1% of its average month-end net assets.

     For the fiscal years ended 1999, 2000, and 2001, each Fund incurred the following approximate amounts of The Vanguard Group's management and administrative (including transfer agency), distribution, and marketing expenses.

                       FISCAL YEAR ENDED   FISCAL YEAR ENDED   FISCAL YEAR ENDED
FUND                          11/30/1999          11/30/2000          11/30/2001
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA
TAX-EXEMPT MONEY              $3,867,000          $3,937,000          $x,xxx,000
MARKET FUND
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA
INTERMEDIATE-TERM             $1,854,000          $2,307,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD CALIFORNIA
LONG-TERM                     $2,587,000          $2,634,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD FLORIDA
LONG-TERM                     $1,430,000          $1,143,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS          $139,000            $228,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY
TAX-EXEMPT MONEY              $2,240,000          $2,289,000           x,xxx,000
MARKET FUND
--------------------------------------------------------------------------------
VANGUARD NEW JERSEY
LONG-TERM                     $2,076,000          $2,010,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD NEW YORK
TAX-EXEMPT MONEY                $990,000          $1,218,000           x,xxx,000
MARKET FUND
--------------------------------------------------------------------------------
VANGUARD NEW YORK
LONG-TERM                     $2,849,000          $2,746,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------
VANGUARD OHIO
TAX-EXEMPT MONEY                $637,000            $669,000           x,xxx,000
MARKET FUND
--------------------------------------------------------------------------------
VANGUARD OHIO
LONG-TERM TAX-EXEMPT            $613,000            $631,000           x,xxx,000
FUND
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA
TAX-EXEMPT MONEY              $3,486,000          $3,411,000           x,xxx,000
MARKET FUND
--------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA
LONG-TERM                     $3,452,000          $3,231,000           x,xxx,000
TAX-EXEMPT FUND
--------------------------------------------------------------------------------

     The Funds' investment adviser may direct new issue purchases, subject to obtaining the best price and execution, to underwriters who have agreed to rebate or credit to the Funds part of the underwriting fees generated. Such rebates or credits are used solely to reduce the Funds' management and administrative expenses and are not reflected in these totals.

     INVESTMENT ADVISORY SERVICES. Vanguard provides investment advisory services to Vanguard Florida Tax-Free Fund; Vanguard Massachusetts Tax-Exempt Funds; Vanguard New Jersey Tax-Free Funds; Vanguard New York Tax-Free Funds; Vanguard Ohio Tax-Free Funds; Vanguard Pennsylvania Tax-Free Funds; and Vanguard California Tax-Free Funds. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard.

     For the fiscal years ended 1999, 2000, and 2001, each Fund incurred the following approximate amounts of Vanguard's expenses relating to investment advisory expenses.

                                         FISCAL YEAR   FISCAL YEAR   FISCAL YEAR
                                            ENDED         ENDED         ENDED
FUND                                      11/30/1999    11/30/2000    11/30/2001
----                                      ----------    ----------    ----------
Vanguard California Tax-Exempt
  Money Market Fund                        $262,000      $280,000      $xxx,000
Vanguard California
  Intermediate-Term Tax-Exempt Fund         145,000       159,000       xxx,000
Vanguard California Long-Term
  Tax-Exempt Fund                           195,000       176,000       xxx,000
Vanguard Florida Long-Term
  Tax-Exempt Fund                           111,000        98,000       xxx,000
Vanguard Massachusetts Tax-Exempt Fund        6,000        16,000       xxx,000
Vanguard New Jersey Tax-Exempt
  Money Market Fund                         152,000       153,000       xxx,000
Vanguard New Jersey Long-Term
  Tax-Exempt Fund                           145,000       130,000       xxx,000
Vanguard New York Tax-Exempt Money
  Market Fund                                76,000       106,000       xxx,000
Vanguard New York Long-Term
  Tax-Exempt Fund                           189,000       172,000       xxx,000
Vanguard Ohio Tax-Exempt Money
  Market Fund                                47,000        53,000       xxx,000
Vanguard Ohio Long-Term Tax-Exempt Fund      45,000        43,000       xxx,000
Vanguard Pennsylvania Tax-Exempt
  Money Market Fund                         241,000       229,000       xxx,000
Vanguard Pennsylvania Long-Term
  Tax-Exempt Fund                           245,000       208,000       xxx,000

OFFICERS AND TRUSTEES

The officers of the Funds manage its day-to-day operations under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds and choose the Funds' officers. Each trustee serves the Funds until its termination; or until the trustee's retirement, resignation, death; or otherwise as specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of The Vanguard Group, Inc.

     The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
John J. Brennan*             Chairman of the          May, 1987              Chairman of the Board, Chief Executive              106
(July 29, 1954)              Board, Chief                                    Officer, and Director(Trustee) of The
                             Executive Officer                               Vanguard Group, Inc. and each of the
                             and Trustee                                     investment companies served by The
                                                                             Vanguard Group, Inc.

------------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------
Charles D. Ellis             Trustee                  January, 2001          The Partners of '63 (pro bono ventures in           106
(October 23, 1937)                                                           education); Senior Advisor to Greenwich
                                                                             Associates (international business strategy
  ------------------                                                         consulting); Successor Trustee of Yale
                                                                             University; Overseer of the Stern School of
                                                                             Business at New York University; Trustee
                                                                             of the Whitehead Institute for
                                                                             Biomedical Research.

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

                                                                                                                           NUMBER OF
                                                                                                                      VANGUARD FUNDS
                             POSITION(S) HELD         TRUSTEE/OFFICER        PRINCIPAL OCCUPATION(S) DURING              OVERSEEN BY
NAME, DATE OF BIRTH          WITH FUND                SINCE                  THE PAST FIVE YEARS                             TRUSTEE
------------------------------------------------------------------------------------------------------------------------------------
JoAnn Heffernan Heisen       Trustee                  July, 1998             Vice President, Chief Information Officer, and      106
(January 25, 1950)                                                           Member of the Executive Committee of
                                                                             Johnson & Johnson (pharmaceuticals/
                                                                             consumer products); Director of the Medical
                                                                             Center at Princeton and Women's Research
                                                                             and Education Institute.

Burton G. Malkiel            Trustee                  May, 1977              Chemical Bank Chairman's Professor of               104
(August 28, 1932)                                                            Economics, Princeton University; Director of
                                                                             Prudential Insurance Co. of America,  BKF
                                                                             Capital (investment management), The Jeffrey
                                                                             Co. (holding company), and NeuVis, Inc.
                                                                             (software company).

Alfred M. Rankin, Jr.        Trustee                  January, 1993          Chairman, President, Chief Executive                106
(October 8, 1941)                                                            Officer, and Director of NACCO Industries,
                                                                             Inc. (forklift trucks/housewares/lignite);
                                                                             Director of Goodrich Corporporation
                                                                             (industrial products/aircraft systems and
                                                                             services).  Director of the Standard
                                                                             Products Company (supplier for
                                                                             automotive industry) until 1998.

J. Lawrence Wilson           Trustee                  April, 1985            Retired Chairman and Chief Executive                106
(March 2, 1936)                                                              Officer of Rohm and Haas Co. (chemicals);
                                                                             Director of Cummins Inc. (diesel engines),
                                                                             The Mead Corp. (paper products),
                                                                             and AmerisourceBergen Corp.
                                                                             (pharmaceutical distribution); Trustee of
                                                                             Vanderbilt University.

------------------------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS
------------------
R. Gregory Barton*           Secretary                June, 2001             Managing Director and General Counsel               106
(April 25, 1951)                                                             of The Vanguard Group, Inc. (since
                                                                             September, 1997); Secretary of The
                                                                             Vanguard Group, Inc. and of each of the
                                                                             investment companies served by The
                                                                             Vanguard Group, Inc. (since June, 2001);
                                                                             Principal of The Vanguard Group, Inc.
                                                                             (prior to September, 1997).

Thomas J. Higgins*           Treasurer                July, 1998             Principal of The Vanguard Group, Inc.;              106
(May 21, 1957)                                                               Treasurer of each of the investment
                                                                             companies served by The Vanguard
                                                                             Group, Inc. (since July, 1998).

*Officers of the Funds are "Interested persons" as defined in the 1940 Act.

     Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including The Vanguard Group, Inc., subscribe to programs of research-based consulting. Vanguard has paid Greenwich subscription fees amounting to less than $200,000 since January 1, 1999. Vanguard's subscription rates are similar to those of other subscribers.

Board Committees:  Each Fund's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of the Funds and The Vanguard Group, Inc. All independent trustees serve as members of the committee. The committee held three meetings during each Fund's last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by the Fund and The Vanguard Group, Inc. for the benefit of their employees, officers and trustees/directors. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

- Nominating Committee: This committee nominates candidates for election to the board of directors of The Vanguard Group, Inc. and the board of trustees of the Funds (collectively, the "Vanguard Boards"). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held two meetings during each Fund's last fiscal year.

     The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Wilson, Chairman of the Committee.

TRUSTEES' OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of the Funds and of all Vanguard funds served by the trustee. As a group, the Funds' trustees and officers own less than 1% of the outstanding shares of each Fund.

                      VANGUARD CALIFORNIA TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD CALIFORNIA TAX-EXEMPT
MONEY MARKET FUND                   John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

VANGUARD CALIFORNIA
INTERMEDIATE-TERM TAX-EXEMPT FUND   John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

VANGUARD CALIFORNIA LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                        VANGUARD FLORIDA TAX-EXEMPT FUND

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD FLORIDA LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                     VANGUARD MASSACHUSETTS TAX-EXEMPT FUND

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD MASSACHUSETTS
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                      VANGUARD NEW JERSEY TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD NEW JERSEY TAX-EXEMPT
MONEY MARKET FUND                   John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel       $10,001-$50,000         Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

VANGUARD NEW JERSEY LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                       VANGUARD NEW YORK TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD NEW YORK TAX-EXEMPT
MONEY MARKET FUND                   John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel       $50,001-$100,000        Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000
VANGUARD NEW YORK LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel        Over $100,000          Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                         VANGUARD OHIO TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD OHIO TAX-EXEMPT
MONEY MARKET FUND                   John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000
VANGUARD OHIO LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan               None              Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

                     VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS

                                                            DOLLAR RANGE OF   AGGREGATE DOLLAR RANGE OF
                                                              FUND SHARES       VANGUARD FUND SHARES
NAME OF FUND                        NAME OF TRUSTEE         OWNED BY TRUSTEE      OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------
VANGUARD PENNSYLVANIA
TAX-EXEMPT MONEY MARKET FUND        John J. Brennan            $1-$10,000           Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000
VANGUARD PENNSYLVANIA LONG-TERM
TAX-EXEMPT FUND                     John J. Brennan          Over $100,000          Over $100,000
                                    Charles D. Ellis              None              Over $100,000
                                    JoAnn Heffernan Heisen        None              Over $100,000
                                    Burton G. Malkiel             None              Over $100,000
                                    Alfred M. Rankin, Jr.         None              Over $100,000
                                    J. Lawrence Wilson            None              Over $100,000

TRUSTEE COMPENSATION

The same individuals serve as trustees of all Vanguard Funds (with one exception, which is noted in the tables appearing on pages B-35 through B-38), and each Fund pays a proportionate share of the trustees' compensation. The Funds employ their officers on a shared basis, as well. However, officers are compensated by The Vanguard Group, Inc., not the Funds.

     INDEPENDENT TRUSTEES. The Funds compensate their independent trustees--that is, the ones who are not also officers of the Fund--in three ways:

- The independent trustees receive an annual fee for their service to the Funds, which is subject to reduction based on absences from scheduled board meetings.

- The independent trustees are reimbursed for the travel and other expenses that they incur in attending board meetings.

- Upon retirement (after attaining age 65 and completing five years of service), the independent trustees who began their service prior to January 1, 2001, receive a retirement benefit under a separate account arrangement. The opening balance of each eligible trustee's separate account on January 1, 2001, was generally equal to the net present value of the benefits he or she accrued under the trustees' former retirement plan. Each eligible trustee's separate account will be credited with interest annually at a rate of 7.5% until the trustee receives his or her final distribution. Those independent trustees who began their service on or after January 1, 2001, are not eligible to participate in the plan.

     "INTERESTED" TRUSTEE. Mr. Brennan serves as a trustee, but is not paid in this capacity. He is, however, paid in his role as officer of The Vanguard Group, Inc.

     COMPENSATION TABLE. The following tables provide compensation details for each of the trustees. We list the amount paid as compensation and accrued as retirement benefits by the Fund for each trustee. In addition, the tables show the total amount of benefits that we expect each trustee to receive from all Vanguard Funds upon retirement, and the total amount of compensation paid to each trustee by all Vanguard Funds.

             VANGUARD CALIFORNIA TAX-EXEMPT FUNDS COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THESE       RETIREMENT       VANGUARD
                                              FROM THESE         FUNDS'         BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES              FUNDS(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1)  The amounts  shown in this column are based on the Funds' fiscal year ended
     November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Welch retired from the Funds' board effective December 31, 2001.


         VANGUARD FLORIDA INSURED TAX-EXEMPT FUND COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THIS        RETIREMENT       VANGUARD
                                               FROM THIS        FUND'S          BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES               FUND(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1) The amounts shown in this column are based on the Fund's fiscal year ended November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board effective January 1, 2001.
(4)  Mr. Welch retired from the Fund's board effective December 31, 2001.

           VANGUARD MASSACHUSETTS TAX-EXEMPT FUND COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THIS        RETIREMENT       VANGUARD
                                               FROM THIS        FUND'S          BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES               FUND(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1)  The amounts  shown in this column are based on the Fund's fiscal year ended
     November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Fund's board effective January 1, 2001.
(4)  Mr. Welch retired from the Fund's board effective December 31, 2001.


            VANGUARD NEW JERSEY TAX-EXEMPT FUNDS COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THESE       RETIREMENT       VANGUARD
                                              FROM THESE         FUNDS'         BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES              FUNDS(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Welch retired from the Funds' board effective December 31, 2001.

             VANGUARD NEW YORK TAX-EXEMPT FUNDS COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THESE       RETIREMENT       VANGUARD
                                              FROM THESE         FUNDS'         BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES              FUNDS(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1)  The amounts  shown in this column are based on the Funds' fiscal year ended
     November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Welch retired from the Funds' board effective December 31, 2001.


                VANGUARD OHIO TAX-EXEMPT FUNDS COMPENSATION TABLE

                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THESE       RETIREMENT       VANGUARD
                                              FROM THESE         FUNDS'         BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES              FUNDS(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Welch retired from the Funds' board effective December 31, 2001.

           VANGUARD PENNSYLVANIA TAX-EXEMPT FUNDS COMPENSATION TABLE


                                                              PENSION OR
                                                              RETIREMENT                          TOTAL
                                                               BENEFITS                        COMPENSATION
                                               AGGREGATE      ACCRUED AS         ACCRUED         FROM ALL
                                             COMPENSATION   PART OF THESE       RETIREMENT       VANGUARD
                                              FROM THESE         FUNDS'         BENEFIT AT     FUNDS PAID TO
                NAMES OF TRUSTEES              FUNDS(1)        EXPENSES       JANUARY 1, 2001   TRUSTEES(2)
--------------------------------------------------------------------------------------------------------------------
John J. Brennan. . . . . . . . . . . . . .         None            None            None            None
Charles D. Ellis(3). . . . . . . . . . . .       $x,xxx            None            None             N/A
JoAnn Heffernan Heisen . . . . . . . . . .        x,xxx             $xx         $xx,000        $xxx,000
Burton G. Malkiel. . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
Alfred M. Rankin, Jr.. . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
James O. Welch, Jr(4). . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000
J. Lawrence Wilson . . . . . . . . . . . .        x,xxx              xx          xx,000         xxx,000

(1) The amounts shown in this column are based on the Funds' fiscal year ended November 30, 2001.
(2) The amounts reported in this column reflect the total compensation paid to each trustee for his or her service as trustee of 106 Vanguard funds (104 in the case of Mr. Malkiel) for the 2001 calendar year.
(3)  Mr. Ellis joined the Funds' board effective January 1, 2001.
(4)  Mr. Welch retired from the Funds' board effective December 31, 2001.

                               FINANCIAL STATEMENTS

The Funds' respective financial statements for the year ended November 30, 2001, including the financial highlights for each of the five years in the period ended November 30, 2001, appearing in the Funds' respective 2001 Annual Reports to Shareholders, and the respective reports thereon of PricewaterhouseCoopers LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of the performance, please see the Funds' 2001 Annual Reports to Shareholders, which may be obtained without charge.

                DESCRIPTION OF MUNICIPAL BONDS AND THEIR RATINGS

MUNICIPAL BONDS -- GENERAL. Municipal Bonds generally include debt obligations issued by states and their political subdivisions, and duly constituted authorities and corporations, to obtain funds to construct, repair or improve various public facilities such as airports, bridges, highways, hospitals, housing, schools, streets and water and sewer works. Municipal Bonds may also be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loan to other public institutions and facilities.

     The two principal classifications of Municipal Bonds are "general obligation" and "revenue" or "special tax" bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. The Funds may also invest in tax-exempt industrial development bonds, short-term municipal obligations, demand notes and tax-exempt ommercial paper.

     Industrial revenue bonds in most cases are revenue bonds and generally do not have the pledge of the credit of the issuer. The payment of the principal and interest on such industrial revenue bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. Short-term municipal obligations issued by states, cities, municipalities or municipal agencies include Tax Anticipation Notes, Revenue Anticipation Notes, Bond Anticipation Notes, Construction Loan Notes and Short-Term Discount Notes.

     Note obligations with demand or put options may have a stated maturity in excess of one year, but permit any holder to demand payment of principal plus accrued interest upon a specified number of days' notice. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. The issuer of such notes normally has a corresponding right, after a given period, to repay in its discretion the outstanding principal of the note plus accrued interest upon a specific number of days' notice to the bondholders. The interest rate on a demand note may be based upon a known lending rate, such as a bank's prime rate, and be adjusted when such rate changes, or the interest rate on a demand note may be a market rate that is adjusted at specified intervals. The demand notes in which the Funds will invest are payable on not more than 397 days' notice. Each note purchased by the Funds will meet the quality criteria set out above for the Funds.

     The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the Municipal Bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's and Standard & Poor's Corporation (S&P) represent their opinions of the quality of the Municipal Bonds rated by them. It should be emphasized that such ratings are general and are not absolute stands of quality. Consequently, Municipal Bonds with the same maturity, coupon and rating may have different yields, while Municipal Bonds of the same maturity and coupon, but with different ratings may have the same yield. It will be the responsibility of the investment management staff of Vanguard to appraise independently the fundamental quality of the bonds held by the Funds.

     The Funds may purchase Municipal Bonds subject to so-called "demand features." In such cases the Funds may purchase a security that is nominally long-term but has many of the features of shorter-term securities. By virtue of this demand feature, the security will be deemed to have a maturity date that is earlier than its stated maturity date.

     From time to time proposals have been introduced before Congress to restrict or eliminate the Federal income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.

     Similarly, from time to time proposals have been introduced before State and local legislatures to restrict or eliminate the State and local income tax exemption for interest on Municipal Bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would reevaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies. (For more information please refer to "State Risk Factors" beginning on page B-10.)

RATINGS. Excerpts from Moody's Municipal Bond ratings: Aaa--judged to be of the "best quality" and are referred to as "gilt edge"; interest payments are protected by a large or by an exceptionally stable margin and principal is secure; Aa--judged to be of "high quality by all standards" but as to which margins of protection or other elements make long-term risks appear somewhat larger than Aaa-rated Municipal Bonds; together with Aaa group they comprise what are generally know as "high grade bonds"; A--possess many favorable investment attributes and are considered "upper medium grade obligations." Factors giving security to principal and interest of A-rated Municipal Bonds are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future; Baa--considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured; interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time; Ba--protection of principal and interest payments may be very moderate; judged to have speculative elements; their future cannot be considered as well-assured; B--lack characteristics of a desirable investment; assurance of interest and principal payments over any long period of time may be small; Caa--poor standing; may be in default or there may be present elements of danger with respect to principal and interest;
Ca--speculative in a high degree; often in default; C--lowest rated class of bonds; issues so rated can be regarded as having extremely poor prospects for ever attaining any real investment standing.

DESCRIPTION OF MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES: Moody's ratings for state and municipal notes and other short-term obligations are designated Moody's Investment Grade ("MIG"). Symbols used will be as follows:

MIG-1--Best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both; MIG-2--High quality with margins of protection ample although not so large as in the preceding group.

DESCRIPTION OF MOODY'S HIGHEST COMMERCIAL PAPER RATING: PRIME-1 ("P-1")--Judged to be of the best quality. Their short-term debt obligations carry the smallest degree of investment risk.

EXCERPTS FROM S&P'S MUNICIPAL BOND RATINGS: AAA--has the highest rating assigned by S&P- extremely strong capacity to pay principal and interest; AA--has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree; A--has a strong capacity to pay principal and interest, although somewhat more susceptible to the adverse changes in circumstances and economic conditions; BBB--regarded as having an adequate capacity to pay principal and interest; normally exhibit adequate protection parameters but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in A category; BB--B--CCC--CC predominately speculative with respect to capacity to pay interest and repay principal in accordance with terms of obligation; BB is being paid; D--in default, and payment of principal and/or interest is in arrears.

The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

EXCERPT FROM S&P'S RATING OF MUNICIPAL NOTE ISSUES: SP-1+ --very strong capacity to pay principal and interest; SP-1--strong capacity to pay principal and interest.

DESCRIPTION OF S&P'S HIGHEST COMMERCIAL PAPERS RATINGS: A-1+ --This designation indicates the degree of safety regarding timely payment is overwhelming; A-1 --This designation indicates the degree of safety regarding timely payment is very strong.

                               COMPARATIVE INDEXES

Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member Funds of The Vanguard Group of Investment Companies.

     Each of the investment company members of The Vanguard Group, including the Vanguard Tax-Exempt Funds, may from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.

STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX--includes stocks selected by Standard & Poor's (S&P) Index Committee to include leading companies in leading industries and to reflect the U.S. stock market.

STANDARD & POOR'S MIDCAP 400 INDEX--is composed of 400 medium sized domestic stocks.

STANDARD & POOR'S SMALLCAP 600/BARRA VALUE INDEX--contains stocks of the S&P SmallCap 600 Index which have a lower than average price-to-book ratio.

STANDARD & POOR'S SMALLCAP 600/BARRA GROWTH INDEX--contains stocks of the S&P SmallCap 600 Index which have a higher than average price-to-book ratio.

WILSHIRE 5000 TOTAL MARKET INDEX--consists of more than 6,100 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 COMPLETION INDEX--consists of all stocks in the Wilshire 5000 except for the 500 stocks in the S&P 500 Index.

RUSSELL 3000 STOCK INDEX--a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX--composed of the 2,000 smallest stocks contained in the Russell 3000, representing approximately 7% of the Russell 3000 total market capitalization.

RUSSELL 1000 GROWTH INDEX--measures the performance of those Russell 1000 companies with higher price-to-book ratios, and higher forecasted growth rates.

RUSSELL 1000 VALUE INDEX--consists of the stocks in the Russell 1000 Index (comprising the 1,000 largest U.S.-based companies measured by total market capitalization) with the lowest price-to-book ratios, comprising 50% of the market capitalization of the Russell 1000.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX--is an arithmetic, market value-weighted average of the performance of over 1,000 securities listed on the stock exchanges of countries in Europe, Australia, Asia, and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX--currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX--includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX--consists of publicly issued, non-convertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

SALOMON BROTHERS BROAD INVESTMENT-GRADE BOND INDEX--is a market-weighted index that contains over 4,800 individually priced investment-grade corporate bonds rated BBB or better, U.S. Treasury/agency issues and mortgage pass-through securities.

LEHMAN BROTHERS LONG-TERM TREASURY BOND INDEX--is a market weighted index that contains individually priced U.S. Treasury securities with maturities of ten years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX--consists of over 4,500 U.S. Treasury, Agency and investment grade corporate bonds.

LEHMAN BROTHERS CREDIT (BAA) BOND INDEX--all publicly offered fixed-rate, non-convertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $100 million outstanding. This index includes over 1,500 issues.

LEHMAN BROTHERS LONG CREDIT BOND INDEX--is a subset of the Lehman Brothers Credit Bond Index covering all corporate, publicly issued, fixed rate, non-convertible U.S. debt issues rated at least Baa, with at least $100 million principal outstanding and maturity greater than 10 years.

LEHMAN BROTHERS MUNICIPAL BOND INDEX--is a market weighted index that contains most investment grade tax-exempt bonds (rated above Baa3 by Moody's) that are issued by state and local governments in the U.S.

BOND BUYER MUNICIPAL BOND INDEX--is a yield index on current coupon high-grade general obligation municipal bonds.



NASDAQ INDUSTRIAL INDEX--is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX--70% S&P 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX--65% S&P 500 index and 35% Lehman Brothers Corporate A or Better Bond Index.

COMPOSITE INDEX--65% Lehman Brothers Long Credit A or Better Bond Index and a 35% weighting in a blended equity composite (26% S&P/Barra Value Index, 4.5% S&P Utilities Index, and 4.5% S&P Integrated Telecommunication Services Index).

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB- or better with maturities between 1 and 5 years. The index has a market value of over $1.6 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CREDIT INDEX--is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities between 5 and 10 years. The index has a market value of over $800 billion.

LEHMAN BROTHERS LONG (10+) GOVERNMENT/CREDIT INDEX--is a market weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB- or better with maturities greater than 10 years. The index has a market value of over $1.1 trillion.



LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE--an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Inc.



LIPPER FIXED INCOME FUND AVERAGE--an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Inc.

                                                                   SAI075-032002

                                     PART C
                         VANGUARD FLORIDA TAX-FREE FUND
                                OTHER INFORMATION

ITEM 23. EXHIBITS

EXHIBITS   DESCRIPTION
(a)    Declaration of Trust*
(b)    By-Laws*
(c) Reference is made to Articles III and V of the Registrant's Declaration of Trust
(d)    Investment Advisory Contracts*
(e)    Not applicable
(f) Reference is made to the section entitled "Management of the Trust" in the Registrant's Statement of Additional Information
(g)    Custodian Agreement*
(h)    Amended and Restated Funds' Service Agreement*
(i)    Legal Opinion*
(j)    Consent of Independent Accountants*
(k)    Not Applicable
(l)    Not Applicable
(m)    Not Applicable
(n)    Rule 18f-3 Plan**
(o)    Not Applicable
(p)    Code of Ethics**
--------------------------------------------------------------------------------
 *Filed Previously
**Filed Herewith
--------------------------------------------------------------------------------

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT Registrant is not controlled by or under common control with any person.

ITEM 25. INDEMNIFICATION
The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
The Vanguard Group, Inc. (Vanguard), is an investment adviser registered under the Investment Advisers Act of 1940, as amended (the Advisers Act). The list required by this Item 26 of officers and directors of Vanguard, together with any information as to any business profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference from Schedules B and D of Form ADV filed by Vanguard pursuant to the Advisers Act (SEC File No. 801-11953).

ITEM 27. PRINCIPAL UNDERWRITERS
a.     Not Applicable
b.     Not Applicable
c.     Not Applicable

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
The books, accounts and other documents required by Section 31(a) under the 1940 Act and the Rules thereunder will be maintained at the offices of Registrant; Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, Pennsylvania 19355; and the Registrant's Custodian, First Union National Bank, Philadelphia, Pennsylvania 19106.

 ITEM 29. MANAGEMENT SERVICES
Other than as set forth under the description of The Vanguard Group in Part B of
this   Registration   Statement,   the   Registrant   is  not  a  party  to  any
management-related service contract.

ITEM 30. UNDERTAKINGS
Not Applicable

                                INDEX TO EXHIBITS


RULE 18F-3 PLAN. . . . . . . . . . . . . . . . . . . . . EX-99.N

CODE OF ETHICS. . . . . . . . . . . . . . . . . . . . . .EX-99.P

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 25th day of January, 2002.

                                    VANGUARD FLORIDA TAX-FREE FUND

                                   BY:_____________(signature)________________

                                    (HEIDI STAM) JOHN J. BRENNAN* CHAIRMAN AND
                                              CHIEF EXECUTIVE OFFICER

     Pursuant  to  the   requirements  of  the  Securities  Act  of  1933,  this
Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:

--------------------------------------------------------------------------------
SIGNATURE                           TITLE                           DATE
--------------------------------------------------------------------------------
By:/S/ JOHN J. BRENNAN         President, Chairman, Chief     January 25, 2002
   --------------------------- Executive Officer, and Trustee
       (Heidi Stam)
      John J. Brennan*


By:/S/ CHARLES D ELLIS         Trustee                        January 25, 2002
   ---------------------------
       (Heidi Stam)
     Charles D. Ellis*


By:/S/ JOANN HEFFERNAN HEISEN  Trustee                        January 25, 2002
   ---------------------------
       (Heidi Stam)
     JoAnn Heffernan Heisen*


By:/S/ BURTON G. MALKIEL       Trustee                        January 25, 2002
   ---------------------------
       (Heidi Stam)
       Burton G. Malkiel*


By:/S/ ALFRED M. RANKIN, JR.   Trustee                        January 25, 2002
   ---------------------------
       (Heidi Stam)
     Alfred M. Rankin, Jr.*


By:/S/ J. LAWRENCE WILSON      Trustee                        January 25, 2002
   ---------------------------
       (Heidi Stam)
     J. Lawrence Wilson*


By:/S/ THOMAS J. HIGGINS       Treasurer and Principal        January 25, 2002
   --------------------------- Financial Officer and Principal
       (Heidi Stam)            Accounting Officer
      Thomas J. Higgins*

--------------------------------------------------------------------------------
*By Power of Attorney. See File Number 33-32548, filed on July 24, 2001. Incorporated by Reference.